UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.               )

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Cubist Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CUBIST PHARMACEUTICALS, INC.
65 Hayden Avenue
Lexington, MA 02421

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF CUBIST PHARMACEUTICALS, INC.:

NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Stockholders of Cubist Pharmaceuticals, Inc., or the “2007 Annual Meeting”, will be held at our principal executive office at 65 Hayden Avenue, Lexington, MA 02421, on Thursday, June 7, 2007, at 8:30 A.M., local time, for the following purposes:

1.                 To elect three (3) Class II directors to our Board of Directors, or Board, each to hold office for a three-year term and until his or her successor has been duly elected and qualified.

2.                 To consider and vote upon a proposal to amend our corporate charter to increase the number of authorized shares of common stock from 100,000,000 shares to 150,000,000 shares.

3.                 To consider and vote upon a proposal to amend our Amended and Restated 1997 Employee Stock Purchase Plan, or ESPP, to extend the ESPP for an additional ten years and to increase the number of shares issuable under the ESPP by 250,000.

4.                 To consider and vote upon a proposal to amend our Amended and Restated 2002 Directors’ Equity Incentive Plan, or Directors’ Plan, to allow for the issuance of stock awards and to increase the number of shares issuable under the Directors’ Plan by 300,000.

5                    To ratify the selection of PricewaterhouseCoopers LLP as our independent auditor for the fiscal year ending December 31, 2007.

6.                 To transact such other business as may properly come before the 2007 Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed April 12, 2007 as the record date for the determination of stockholders entitled to notice of, and to vote at, the 2007 Annual Meeting. Accordingly, only stockholders of record at the close of business on April 12, 2007 will be entitled to notice of, and to vote at, the meeting or any adjournments thereof.

To ensure your representation at the 2007 Annual Meeting, you are urged to vote by proxy by following one of these steps as promptly as possible:

(a)             Vote via telephone (toll-free) in the United States or Canada (see instructions on the enclosed proxy card);

(b)            Vote via the Internet (see instructions on the enclosed proxy card); or

(c)             Complete, date, sign and return the enclosed proxy card (a postage-prepaid envelope is enclosed).

The Internet and telephone voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been properly recorded. Specific instructions to be followed by any registered stockholder interested in voting via the Internet or telephone are set forth on the enclosed proxy card and must be completed by 2:00 a.m. Eastern Time on June 7, 2007. Your shares cannot be voted unless you date, sign, and return the enclosed proxy card, vote via the Internet or telephone, or attend the 2007 Annual Meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before the stockholders is important.

By Order of the Board of Directors,
CHRISTOPHER D.T. GUIFFRE
Secretary

April ___, 2007

NOTE:

THE BOARD OF DIRECTORS SOLICITS THE EXECUTION AND PROMPT RETURN OF THE ACCOMPANYING PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE 2007 ANNUAL MEETING, PLEASE VOTE VIA THE INTERNET OR TELEPHONE, OR COMPLETE, DATE, SIGN AND MAIL THE ACCOMPANYING PROXY CARD AND PROMPTLY RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. IF YOU ATTEND THE 2007 ANNUAL MEETING, YOU MAY WITHDRAW ANY PROXY GIVEN BY YOU AND VOTE YOUR SHARES IN PERSON.

CUBIST PHARMACEUTICALS, INC.
65 Hayden Avenue
Lexington, MA 02421

PROXY STATEMENT

GENERAL INFORMATION

Proxy Solicitation

This Proxy Statement is furnished to the holders of the common stock, $.001 par value per share, of Cubist Pharmaceuticals, Inc., which we refer to in this Proxy Statement as “Cubist” or the “Company,” in connection with the solicitation of proxies on behalf of our Board of Directors, or Board, for use at the 2007 Annual Meeting to be held at our principal executive office at 65 Hayden Avenue, Lexington, Massachusetts on Thursday, June 7, 2007 at 8:30 A.M. local time or at any adjournment or postponement of the meeting. The purposes of the 2007 Annual Meeting and the matters to be acted upon are set forth in the accompanying Notice of 2007 Annual Meeting of Stockholders. The Board knows of no other business that will come before the 2007 Annual Meeting.

This Proxy Statement and proxies for use at the 2007 Annual Meeting will be first mailed to stockholders on or about April ___, 2007. We will pay the costs of soliciting proxies, and proxies will be solicited chiefly by mail. Additional solicitations may be made by telephone, email or facsimile by our officers or regular employees. We have retained Computershare Limited, or “Computershare” and The Altman Group, Inc., or “Altman”, to organize the distribution and return of the proxy materials. We pay Computershare approximately $15,000 annually for various services related to the Proxy Statement, including those rendered in connection with our 2007 Annual Meeting. We will pay Altman no more than $2,000 plus expenses to distribute the proxy materials and to solicit the vote of stockholders.

An Annual Report on Form 10-K, containing audited financial statements for our fiscal year ended December 31, 2006, accompanies this Proxy Statement.

Voting and Revocability of Proxy

Registered stockholders can vote their shares (1) via a toll-free telephone call from the U.S. or Canada, (2) via the Internet, or (3) by mailing their signed proxy card. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been properly recorded. Specific instructions to be followed by any registered stockholder interested in voting via telephone or the Internet are set forth on the enclosed proxy card.

Stockholders may revoke the authority granted by their execution of proxies at any time before the effective exercise of such authority by filing with our Secretary a written revocation or a duly executed proxy bearing a later date or by voting in person at the 2007 Annual Meeting. Shares represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specifications are given, the proxies intend to vote the shares represented thereby to

(i) approve Proposal No. 1 to elect the Class II nominees to the Board, (ii) approve Proposal No. 2 to amend our corporate charter to increase the number of authorized shares of common stock by 50,000,000 shares, (iii) approve Proposal No. 3 to amend our ESPP to extend the ESPP by ten years and to increase the number of shares issuable under the ESPP by 250,000, (iv) approve Proposal No. 4 to amend our Directors’ Plan to allow for the issuance of stock awards and to increase the number of shares issuable under the Directors’ Plan by 300,000, and (v) approve Proposal No. 5 to ratify the selection of PricewaterhouseCoopers LLP as our independent auditor for the fiscal year ending December 31, 2007, each as set forth in the accompanying Notice of 2007 Annual Meeting of Stockholders and in accordance with the proxies’ best judgment on any other matters that may properly come before the 2007 Annual Meeting.

Record Date and Voting Rights

Only stockholders of record at the close of business on April 12, 2007 are entitled to notice of, and to vote at, the 2007 Annual Meeting or any adjournment or postponement of the meeting. On April 12, 2007, we had outstanding ____________ shares of common stock, each of which is entitled to one vote upon each of the matters to be presented at the 2007 Annual Meeting. The presence, in person or by proxy, of a majority of the issued and outstanding shares of common stock on April 12, 2007, will constitute a quorum for the transaction of business at the 2007 Annual Meeting. Votes withheld from any nominee, abstentions, and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the 2007 Annual Meeting. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on one or more proposals because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

In the election of directors, the affirmative vote of a plurality of the shares of common stock present or represented and entitled to vote at the 2007 Annual Meeting, in person or by proxy, is required for the election of each of the nominees. Abstentions and broker “non-votes” will have no effect on the voting outcome with respect to the election of directors. For each of the proposals to extend the term and increase the number of shares issuable under the ESPP, to allow for the issuance of  stock awards and to increase the number of shares issuable under the Directors’ Plan, and to ratify the selection of PricewaterhouseCoopers LLP as our independent auditor for the fiscal year ending December 31, 2007, the affirmative vote of the holders of a majority of shares present in person or represented by proxy at the 2007 Annual Meeting and entitled to vote on such proposals, is required.  For the proposal to amend our corporate charter to increase our number of authorized shares, the affirmative vote of a majority of our outstanding shares is required. Abstentions have the practical effect of a vote against these proposals. Broker “non-votes” will have no effect on the voting outcome of the proposals other than the proposal to amend our corporate charter, for which a broker “non-vote” is the equivalent of a vote “against” the proposal.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information with respect to each person known to us to be the beneficial owner of more than 5% of our issued and outstanding common stock as of April 12, 2007. As of April 12, 2007, there were __________ shares of Cubist common stock outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Mazama Capital Management, Inc.(2)	8,115,360	%
One S.W. Columbia, Suite 1500
Portland, Oregon 97258
Federated Investors, Inc.(3)	5,116,438	%
Federated Investors Tower
Pittsburgh, PA 15222-3779
T. Rowe Price Associates, Inc.(4)	3,623,500	%
100 East Pratt Street
Baltimore, Maryland 21202-1009
Unicredito Italiano S.p.A.(5)	3,305,737	%
Piazza Cordusio 2
20123 Milan, Italy
Barclays Global Investors, N.A.(6)	3,260,176	%
45 Freemont Street
San Francisco, CA 94105
Janus Capital Management LLC(7)	2,977,116	%
151 Detroit Street
Denver, CO 80206
Visium Asset Management LLC(8)	2,969,988	%
950 Third Avenue
New York, NY 10022
Deerfield Capital, L.P.(9)	2,778,634	%
780 Third Avenue, 37th Floor
New York, NY 10017

(1)          We calculated the percentage of class based on the number of shares reported as beneficially owned in the Securities and Exchange Commission, or SEC, filings of the beneficial owners divided by the actual number of shares outstanding as of April 12, 2007. The percentages in the table differ in most cases from the percentages reported in the beneficial owners’ filings with the SEC because the beneficial owners may have used different denominators than the actual number of shares outstanding as of April 12, 2007.

(2)          The information reported is based on a Schedule 13G/A filed with the SEC on January 8, 2007 by Mazama Capital Management, Inc., or Mazama. Mazama, an investment adviser, reported that it had sole voting power with respect to 4,781,650 shares and sole dispositive power with respect to 8,115,360 shares as of December 31, 2006.

(3)          The information reported is based on a Schedule 13G/A filed with the SEC on February 12, 2007 by Federated Investors, Inc., or Federated. Federated reported that it had sole voting and dispositive power with respect to these shares as of December 31, 2006.

(4)          The information reported is based on a Schedule 13G/A filed with the SEC on February 14, 2007 by T. Rowe Price Associates, Inc., or T. Rowe Price. These securities are owned by various individual and institutional investors for which T. Rowe Price serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, T. Rowe Price is deemed to be a beneficial owner of such securities; however, T. Rowe Price expressly disclaims that it is, in fact, the beneficial owner of such securities. T. Rowe Price reported that it had sole voting power with respect to 793,800 shares and sole dispositive power with respect to 3,623,500 shares as of December 31, 2006.

(5)          The information reported is based on a Schedule 13G/A filed with the SEC on January 9, 2007 by Unicredito Italiano, S.p.A., or Unicredito. Unicredito reported that it had sole voting and dispositive power with respect to these shares as of December 31, 2006. Unicredito previously made filings with the SEC as Pioneer Global Asset Management S.p.A.

(6)          The information reported is based on a Schedule 13G filed with the SEC on January 9, 2007 by Barclays Global Investors, NA, or Barclays, and certain affiliated entities. According to such Schedule 13G, the shares reported are held by Barclays in trust accounts for the economic benefit of the beneficiaries of those accounts. Barclays reported that it had sole voting and dispositive power with respect to these shares as of December 31, 2006.

(7)          The information reported is based on a Schedule 13G filed with the SEC on February 14, 2007 by Janus Capital Management LLC, or Janus. Janus has an indirect 82.5% ownership stake in Enhanced Investment Technologies LLC, or Enhanced, and an indirect 30% ownership state in Perkins, Wolf, McDonnell and Company LLC, or Perkins. Due to this ownership structure, holdings for Janus, Enhanced and Perkins are aggregated. Each such entity is a registered investment adviser, furnishing investment advice to various registered investment companies and to individual and institutional clients. As a result of its role as investment adviser or sub-adviser, Janus may be deemed to be the beneficial owner of the shares held by such clients and companies. Janus reported that it had sole voting and dispositive power with respect to these shares as of December 31, 2006.

(8)          The information reported is based on a Schedule 13G filed with the SEC on March 13, 2007 by Visium Asset Management LLC, or Visium, and affiliated persons and entities, including Jacob Gottlieb who, by virtue of his position as the principal of Visium the sole management member of Visium Capital Management, may be deemed to beneficially own the 2,969,988 shares of common stock beneficially owned by Visium. Visium and Jacob Gottlieb both reported that they had sole voting and dispositive power with respect to all 2,969,988 shares as of March 13, 2007.

(9)          The information reported is based on a Schedule 13G filed with the SEC on January 23, 2007 by Deerfield Capital, L.P., or Deerfield, and affiliated persons and entities, including James E. Flynn. Deerfield reported that it had shared voting and dispositive power with respect to 1,086,466 shares, and James E. Flynn reported that he had shared voting and dispositive power with respect to 2,778,634 shares as of December 31, 2006.

MANAGEMENT STOCKHOLDERS

The following table sets forth information as of April 12, 2007, as reported to us, with respect to the beneficial ownership of the common stock by each member of our Board of Directors, who we refer to herein as our Directors, and each Named Executive Officer (as that term is defined in the Compensation Discussion and Analysis section of this Proxy Statement), other than Dr. Frank Tally who passed away in 2006, and by all of our Directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to stock options held by that person that are currently exercisable or exercisable within 60 days of April 12, 2007 are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated below and pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder’s name. Shares included below under “Right to Acquire” represent shares subject to outstanding stock options currently exercisable or exercisable within 60 days of April 12, 2007. On April 12, 2007, we had outstanding __________ shares of common stock.

	Number of Shares Beneficially Owned			Percentage of Shares
Name	Outstanding Shares	Right to Acquire	Total Number	Beneficially Owned
Michael W. Bonney(1)				[ ]%
Oliver S. Fetzer, PhD, MBA				*
Christopher D.T. Guiffre, JD, MBA				*
David W.J. McGirr, MBA				*
Robert J. Perez, MBA				*
Gordon L. Archer, MD
Kenneth M. Bate, MBA				*
Sylvie Grégoire, Pharm.D
David W. Martin, Jr., MD(2)				*
Walter R. Maupay, Jr., MBA(3)				*
Martin Rosenberg, PhD				*
J. Matthew Singleton, MBA, CPA				*
Martin Soeters
Michael B. Wood, MD				*
All Directors and executive officers as a group (16 persons)				[ ]%

*                    Less than 1% of the issued and outstanding shares of common stock.

(1)          Mr. Bonney holds a portion of his shares with joint voting and investment power with Mrs. Alison G. Bonney.

(2)          Dr. Martin holds his shares with joint voting and investment power with Mrs. Kathleen M. Martin.

(3)          Mr. Maupay holds a portion of his shares with joint voting and investment power with Ms. Margaret Maupay.

INFORMATION AS TO DIRECTORS AND NOMINEES FOR DIRECTOR

The names of our Directors (including the nominees for re-election and election as Class II Directors at the 2007 Annual Meeting) and certain information regarding each Director are listed below.

Name	Age	Position(s) Held	Director Since	Term Expires	Class of Director
Kenneth M. Bate, MBA(2)	56	Lead Director	2003	2009	I
Gordon L. Archer, MD(1)(4)	63	Director	2006	2009	I
David W. Martin, Jr., MD(1)(4)*	66	Director	1997	2009	I
Martin Soeters(2)(3)	52	Director	2006	2009	I
Michael W. Bonney	48	Director, President & CEO	2003	2007	II
Sylvie Grégoire, Pharm.D(3)(4)	45	Director	2006	2007	II
Walter R. Maupay, Jr., MBA(1)(3)*	68	Director	1999	2007	II
Martin Rosenberg, PhD(4)	61	Director	2005	2008	III
J. Matthew Singleton, MBA, CPA(2)*	54	Director	2003	2008	III
Michael B. Wood, MD(1)*	63	Director	2005	2008	III

(1)          Member of Compensation Committee

(2)          Member of Audit Committee

(3)          Member of Governance Committee

(4)          Member of Scientific Affairs Committee

*                    Committee Chairman

Dr. Archer has served as one of our Directors since September 2006. Since 2005, he has been Associate Dean for Research at Virginia Commonwealth University (VCU) School of Medicine and since 2003 Director of the school’s M.D./Ph.D. program. Additionally, Dr. Archer has served as Professor of Medicine and Microbiology/Immunology at VCU since 1985 and from 1992 to 2005 served as Chairman of the Division of Infectious Diseases at the school. Since 1975, Dr. Archer has held various faculty roles at VCU and began his career as an Instructor of Medicine in 1974 at the University of Michigan Medical School. He is a previous member and chair of the National Institutes of Health (NIH) Study Section on Bacteriology and Mycology and the NIH Study Section on Drug Discovery and Mechanisms of Resistance to Antimicrobials. Additionally, Dr. Archer was a member of the Food and Drug Administration’s Antiinfective Advisory Board, and he is currently on the Scientific Advisory Board of Micuron Pharmaceuticals. He received a B.A. in Pre-med and German from Washington and Lee University in Virginia and his M.D. from the University of Virginia School of Medicine.

Mr. Bate has served as one of our Directors since June 2003 and became our Lead Director in June 2006. Since January 2007, Mr. Bate has been President and Chief Executive Officer and a director of Nitromed, Inc., or Nitromed, a pharmaceutical company. From March 2006 until January 2007, Mr. Bate was Chief Operating Officer and Chief Financial Officer of Nitromed. From 2002 to January 2005, Mr. Bate was head of commercial operations and Chief Financial Officer at Millennium Pharmaceuticals, Inc. In 1999, Mr. Bate co-founded JSB Partners, an investment banking and transaction advisory firm serving the biopharmaceutical industry. He was a partner at JSB Partners through 2002.

From 1997 to 1999, Mr. Bate served as Senior Managing Director and Chief Executive Officer of MPM Capital, LP, a venture capital company. He was also an advisor to BB Bioventures, a venture capital fund. Mr. Bate’s life sciences industry experience also includes six years at Biogen, Inc., or Biogen, a biopharmaceutical company; from 1993 to 1996 as the company’s vice president of sales and marketing, and as Chief Financial Officer from 1990 to 1993. Mr. Bate is a director of Coley Pharmaceutical Group, Inc., a biopharmaceutical company. Mr. Bate received his B.A. degree in Chemistry from Williams College, and an M.B.A. from The Wharton School of the University of Pennsylvania.

Mr. Bonney has served as Cubist’s President & Chief Executive Officer and as one of our Directors since June 2003. From January 2002 to June 2003, he served as Cubist’s President & Chief Operating Officer. From 1995 to 2001, he held various positions of increasing responsibility at Biogen, including Vice President, Sales and Marketing from 1999 to 2001. While at Biogen, Mr. Bonney built the commercial infrastructure for the launch of Avonex®. Prior to that, Mr. Bonney held various positions of increasing responsibility in sales, marketing and strategic planning at Zeneca Pharmaceuticals, ending his eleven-year career there serving as National Business Director. Mr. Bonney received a B.A. in Economics from Bates College. Mr. Bonney is a director of NPS Pharmaceuticals, Inc., a biopharmaceutical company, and serves on the Board of Trustees of the Beth Israel Deaconess Medical Center and Bates College.

Dr. Grégoire has served as one of our Directors since June 2006. From 2004 to 2005, Dr. Grégoire served as President and Chief Executive Officer of GlycoFi, Inc., a biotherapeutics company. From 2003 to 2004, Dr. Grégoire was a consultant to the biopharmaceutical industry. From 2001 to 2003, Dr. Grégoire served as Executive Vice President, Technical Operations, of Biogen, which became Biogen Idec Inc. in 2003, and from 1995 to 2001, she held various roles of increasing responsibility with Biogen. Prior to Biogen, Dr. Grégoire held clinical research and regulatory roles with Merck & Co., Inc., or Merck, a pharmaceutical company. She is currently a director of IDM-Pharma, a biopharmaceutical company, and Thallion Pharmaceuticals, Inc., a biotechnology company. She received her Pharm.D. degree from the State University of New York at Buffalo and her pharmacy graduate degree (Bachalaureat en Pharmacie) from the Université Laval, Quebec City.

Dr. Martin has served as one of our Directors since October 1997. He served as our Lead Director from October 2004 until June 2006. Since 2004, he has been the Founder, Chairman, and Chief Executive Officer of AvidBiotics Corporation, a biotechnology company. In 2003, he was Chairman and Chief Executive Officer of GangaGen, Inc., a biotechnology company. From July 1997 until April 2003, Dr. Martin served as President, Chief Executive Officer and a founder of Eos Biotechnology, Inc., a biotechnology company. From 1995 to 1996, Dr. Martin was President and Chief Executive Officer of Lynx Therapeutics, Inc., a biotechnology company. During 1994 and through May 1995, Dr. Martin served as Senior Vice President of Chiron Corporation, a biopharmaceutical company. From 1991 to 1994, Dr. Martin served as Executive Vice President of DuPont Merck Pharmaceutical Company. From 1983 to 1990, Dr. Martin was Vice President and then Senior Vice President of Research and Development at Genentech, Inc., a biopharmaceutical company. Prior to 1983, Dr. Martin was a Professor of Medicine, Professor of Biochemistry and an Investigator of the Howard Hughes Medical Institute at the University of California, San Francisco. Dr. Martin is Lead Director of Varian Medical Systems, Inc., a medical equipment and software supplier. Dr. Martin received an M.D. from Duke University.

Mr. Maupay has served as one of our Directors since June 1999. From January 1995 to June 1995, Mr. Maupay served as Group Executive of Calgon Vestal Laboratories, a division of Bristol-Myers Squibb Corporation. From 1988 to 1995, Mr. Maupay served as President of Calgon Vestal Laboratories, a subsidiary of Merck. From 1984 to 1988, Mr. Maupay served as Vice President, Healthcare at Calgon Vestal Laboratories. Mr. Maupay is currently a director of SyntheMed, Inc., a biomaterials company, and PolyMedica Corporation, a healthcare distribution company. He is also a director and non-executive chair of Kensey Nash Corporation, a medical device company. Mr. Maupay received his B.S. in Pharmacy from Temple University and an M.B.A. from Lehigh University.

Dr. Rosenberg has served as one of our Directors since March 2005. Since 2003, Dr. Rosenberg has been the Chief Scientific Officer of Promega Corporation, a biotechnology company. From 2001 to 2003, Dr. Rosenberg served as Vice President, Research and Development of Promega Corporation. From 2000 until 2001, Dr. Rosenberg was Senior Vice President, Anti-Infectives, Drug Discovery at GlaxoSmithKline, a pharmaceutical company. From 1996 until 2000, Dr. Rosenberg was Senior Vice President, Anti-Infectives at SmithKline Beecham Corporation, the predecessor company to GlaxoSmithKline. Prior to 2000, Dr. Rosenberg held a variety of roles of increasing responsibility with SmithKline Beecham Corporation. Before joining SmithKline Beecham Corporation, Dr. Rosenberg spent 10 years at the National Institutes of Health and was a Section Chief at the National Cancer Institute. Dr. Rosenberg is a director of Promega Corporation, the Medical College of Wisconsin Research Foundation, Nereus Pharmaceuticals, Inc., a pharmaceutical company, Anacor Pharmaceuticals, a pharmaceutical company, and Scarab Genomics, a biotechnology company. He also serves as a member of the Advisory Council for the National Institutes of Allergy & Infectious Diseases at the National Institute of Health. He participates on a variety of academic and industry Scientific Advisory Boards and holds an adjunct Professorship at the University of Wisconsin, Department of Bacteriology, Madison, WI. Dr. Rosenberg is Editor-in-Chief of Current Opinions in Biotechnology, a Senior Editor of the Journal of Bacteriology and a member of several other journal Editorial Boards. Dr. Rosenberg received a B.A. degree from the University of Rochester and a Ph.D. from Purdue University.

Mr. Singleton has served as one of our Directors since June 2003. From 2000 to the present, he has served as Executive Vice President and Chief Financial Officer of CitationShares, LLC, a joint venture of Cessna Aircraft Company, a division of Textron Inc., and TAG Aviation USA, Inc. From 1994 to 1997, Mr. Singleton served as a Managing Director, Executive Vice President and Chief Administrative Officer of CIBC World Markets, an investment banking firm. Previous to that, he served in a variety of roles from 1974 until 1994 at Arthur Andersen & Co., a public accounting firm, ending his tenure there as Partner-In-Charge of the Metro New York Audit and Business Advisory Practice. During 1980 and 1981, he served as a Practice Fellow at the Financial Accounting Standards Board. From 1998 to 2006, Mr. Singleton served as a director of Salomon Asset Reinvestment Company. He received an A.B. in Economics from Princeton University and an M.B.A. from New York University. Mr. Singleton is a Certified Public Accountant.

Mr. Soeters has served as one of our Directors since September 2006. Since 2000, Mr. Soeters has served as President of Novo Nordisk and Senior Vice President of Novo Nordisk North America, a healthcare company. From 1998 to 2000, he served as Senior Vice President, International Marketing, at Novo Nordisk Denmark, and from 1994 to 1998, he served as Managing Director of Novo Nordisk France. From 1992 to 1995, Mr. Soeters was Managing Director at Novo Nordisk Belgium, and in 1991, he was International Marketing Director at Novo Nordisk Denmark. Between 1980 and 1991, he held various sales and marketing positions at Novo Nordisk in the Netherlands. Mr. Soeters is a member of the Board of Overseers of the Joslin Diabetes Center, a Trustee of the HealthCare Institute of New Jersey, and since 2005, a member of the Biotechnology Industry Organization (BIO) Board. From 2004-2006, he served on the Board of Directors of the Pharmaceutical Research and Manufacturers of America (PhRMA) in Washington, D.C. Mr. Soeters studied meteorology, as well as sales, product and marketing management in the Netherlands, and he also attended the Stanford Executive Program.

Dr. Wood has served as one of our Directors since March 2005. Dr. Wood is currently an Orthopedic Surgeon and retired President-emeritus of the Mayo Foundation and Professor of Orthopedic Surgery, Mayo Clinic School of Medicine. He was previously Chief Executive Officer of the Mayo Foundation from 1999 until 2003. Prior to 1999, Dr. Wood held a variety of roles within the Mayo Clinic. Dr. Wood is a director of Steris Corporation, a medical sterilization company, Assistive Technology Group, Inc., a rehabilitation and durable medical equipment company, Visionshare, Inc., a software company, and SingHealth, an integrated health system in Singapore. Dr. Wood is also a member of the board of overseers of the Baldrige National Quality Award. Dr. Wood received a B.A. degree from Franklin and Marshall College, an M.D., C.M. degree from McGill University and an M.S. degree from the University of Minnesota.

COMPENSATION DISCUSSION AND ANALYSIS

The Company is currently in a growth stage and has recently experienced its first commercial marketplace success. As a result of the Company’s rapid and continuing growth, there is a focus on incentives that encourage behaviors and the delivery of results that support the long-term success of the Company. The Company relies on certain core principles to guide its approach to its customers, employees and stockholders. Many of these core Company principles also apply to how the Company approaches executive compensation. With respect to executive compensation, the Company believes in results-oriented pay as evidenced by the Company’s pay programs that award substantial pay for concrete results. The Compensation Committee and Chief Executive Officer, or CEO, believe in taking a leadership position in executive pay and have consistently demonstrated that leadership over the years by the CEO’s moderate guaranteed pay (base salary) with an increasingly substantial portion of his pay based on performance-based incentives tied to the achievement of aggressive goals.

The Company also believes that its existing compensation programs have been effective in meeting the Company’s goals of attracting, retaining and motivating key talent, which has helped validate the mix between short- and long-term compensation and the mix between at-risk and fixed compensation.  The Company regularly reassesses and reviews its programs for areas of potential improvement, and educates its Board members on executive compensation matters. In addition, the Company focuses not just on what is paid, but on the process for decision-making to ensure it has appropriate input from independent advisors and Board members, with the appropriate checks in place to ensure integrity in the process.

We will use the term “Executive Officers” when referring to all of our executive officers, and we will use the term “Named Executive Officers” when referring to the six individuals named in the Summary Compensation Table on page 21 of this Proxy Statement.  When discussing compensation matters generally, we will provide such information with reference to all of our Executive Officers as a group. When we discuss specific matters with respect to the 2006 compensation figures and percentages described in the compensation tables contained herein, we will provide such information for our Named Executive Officers only.

Compensation Philosophy

The Company maintains a written compensation philosophy that was developed by the CEO in collaboration with, and ultimately approved by, the Compensation Committee. This philosophy covers compensation objectives, elements of compensation, targeted market levels of compensation, stock ownership goals, and parameters around benchmarking executive compensation.

Compensation Objectives

The objectives of the Company’s Executive Officer compensation programs are as follows:

•       To provide competitive compensation that differentiates and rewards Executive Officers for their overall contribution to the Company.

•       To further the Company’s short- and long-term strategic goals by aligning Executive Officer compensation with the achievement of individual and Company objectives designed to promote the creation and protection of value for stockholders.

•       To design short- and long-term incentive compensation programs that attract and retain high-quality Executive Officers and motivate high performance at the individual and Company levels.

•       To emphasize the alignment of Executive Officer pay with the financial and stock performance of the Company.

Compensation Elements and Targeted Market Levels of Compensation

The Company’s philosophy provides that Executive Officer compensation can be above or below the identified compensation target for each pay element depending on a number of factors including retention considerations, individual and Company performance, relative value of the position within the Company as compared to peer companies, and internal equity considerations.

The Company provides the following key elements of compensation:

•       Base salaries are targeted at the median of the market for comparable positions at comparable companies, but can exceed the median over time based on performance and an increase in experience. Base salaries also can be set below the median for employees with less experience and above the median for employees with extensive experience.

•       Annual performance bonuses are generally targeted to allow total cash compensation to exceed the median of the market for comparable positions at comparable companies if the individual and the Company meet or exceed pre-agreed goals.

•       Long-term incentive awards (stock options) are generally targeted at or above the median of the market to provide comparable compensation with similar positions at comparable companies if the Company’s stock price performs well.

The Company allocates its compensation between short- and long-term compensation with significant emphasis on long-term incentives due to the Company’s stage of growth and desire to focus on long-term results. For 2006, the CEO’s total compensation was comprised of 19% base salary, 13% bonus and 68% long-term incentives (based on the value of long-term incentives granted in 2006). The other Named Executive Officers’ total compensation was comprised, on average, of 32% base salary, 12% bonus and 56% long-term incentives.

Stock Ownership

In 2005, the Company adopted the following stock ownership guidelines for Directors and Executive Officers. The guidelines are designed to align the interests of the Company’s Directors and Executive Officers with those of its stockholders by ensuring that the Company’s Directors and Executive Officers have a significant financial stake in the Company’s success.

Group	Ownership Requirement (Market Value of Stock Held)	Time to Meet Requirement
Directors	3x Annual Retainer	Within 3 years of adoption of the guidelines or joining the Board
CEO	4x Base Salary	Within 6 years of adoption of the guidelines or becoming CEO
Executive Officers	1.5x Base Salary	Within 6 years of adoption of the guidelines or becoming an Executive Officer

In the event that an Executive Officer fails to meet the ownership guidelines yet elects to dispose of shares of Cubist common stock, after each subsequent sale, he or she must retain stock with a market value of at least 50% of the after tax proceeds from any sale.

Compensation Benchmarking

As part of establishing the total compensation package for Executive Officers, the Compensation Committee reviewed compensation packages for comparable positions at comparable companies. In 2006, the Compensation Committee engaged Pearl Meyer & Partners, or PM&P, a nationally recognized executive compensation consulting firm, to assist with this comparable company analysis. The specific elements of compensation reviewed as part of this comparable company analysis included base salaries, annual performance bonuses and long-term incentives. In 2005, PM&P also analyzed the competitiveness of the Company’s retention and change-in-control agreements versus comparable companies.

PM&P recommended a list of comparable companies for Executive Officer compensation comparisons primarily based on industry, revenue, and market capitalization similarity to the Company. Once the peer companies are selected, the Compensation Committee compares the Company to its peer companies on the basis of other financial factors, including growth, profitability, and stockholder return. The comparable companies are reviewed each year and may change from year-to-year depending on changes in the marketplace, acquisitions, divestitures and business focus of the Company or comparable companies.

PM&P prepared and presented a report to the Compensation Committee summarizing the competitive data and comparisons of the Company’s CEO and Executive Officers to the comparable competitive market data utilizing publicly available data from the comparable companies and broad survey data (reflecting companies of similar size in the pharmaceutical/biotech industry). For 2006, the CEO’s base salary was at about the 25th percentile, as compared to the benchmarking and other data, his combined base salary and bonus was at about the 45th percentile, and his long-term incentive package was at about the 60th percentile. The other Named Executive Officers’ (excluding the CEO) were paid base salaries that were on average at about the 55th percentile, with their combined base salaries and bonuses at about the 55th percentile and long-term incentive compensation between the 65th and 70th percentiles.

Elements of Compensation

Annual Base Salary

Base salaries are included as part of the Company’s compensation package to provide a competitive compensation package consistent with comparable company and industry practices. The Company targets starting base salaries at the median of the marketplace for the following reasons:

•       The Company has a pay-for-performance philosophy, which emphasizes incentive pay and differentiation amongst employees.

•       Median targeted base salaries ensure that the Company is competitive in paying for the base value of the position, yet still allows the Company to emphasize performance.

In certain circumstances, starting base salaries higher than the median are offered for positions that require more complex work, have critical value to the Company, are in high demand in the marketplace and have fewer qualified candidates, or in situations where candidates enter the position with extraordinary relevant experience. Higher base salaries may also be paid over time to reflect superior individual  performance. Base salaries are considered for increases annually.

Annual Performance Bonus Awards

As part of its pay-for-performance philosophy, the Company provides for an annual cash performance bonus under its written Short-Term Incentive Plan, which is filed with the SEC. The Company targets annual cash bonuses that allow total cash compensation to exceed the median of the marketplace depending upon individual and Company performance for the following reasons:

•       To encourage specific short-term Executive Officer behaviors that create and protect Company and stockholder value.

•       To focus Executive Officers on important short-term business objectives that are expected to have a positive long-term impact on the success of the Company.

•       To provide competitive cash compensation packages if goals are met or exceeded.

The cash bonus program is designed to reward the accomplishment of specific Company and individual goals during the year. Each Executive Officer has a target bonus as a percentage of base salary as follows:

Executive Level	2006 Target Percentage (as a percent of base salary)
CEO	80%
Other Executive Officers	40%

The target bonus percentages are designed to provide similar bonus opportunities to the Company’s Executive Officers as the target bonus opportunity for executives at comparable companies.

The Company must achieve at least 70% of its Company goals for any annual performance bonuses to be paid because the Company believes that this minimum level of performance should be achieved to justify the payment of any bonuses. The Company also believes this 70% performance threshold is reasonable and consistent with industry practices. The maximum annual performance bonuses that can be paid are 200% of the target percentage. The annual performance bonus goals  change year-to-year, but generally are focused on Company and individual performance. Company goals are drafted by the CEO and the Compensation Committee and subsequently reviewed, modified if necessary, and approved by the full Board. For the other Executive Officers, individual goals are established by their respective managers. The following table summarizes the weighting of goals as between Company and individual goals for the Chief Executive Officer and other Executive Officers:

Executive Level	Portion of Bonus Tied to Company Results	Portion of Bonus Tied to Individual Results
CEO	100%	0%
Other Executive Officers	60%	40%

Individual goals are designed to focus Executive Officers on individual behaviors that support the overall performance and success of the Company. The specific target metrics for Company and individual goals are considered by the Compensation Committee to be confidential commercial and financial Company information, disclosure of which would result in competitive harm for the Company. The Company and individual goals are set with a reasonable level of difficulty that requires that the Company and the Executive Officers perform at a high level in order to meet the goals and the likelihood of attaining these goals is not assured.

The Compensation Committee retains and in the past has exercised the discretion to adjust any Executive Officer’s annual performance bonus up or down  based on the Executive Officer’s relative contributions to the Company’s overall performance.

Long-Term Incentive Compensation (Performance Stock Option Awards)

Executive Officers are eligible for performance stock option awards twice a year to tie a significant portion of the Executive Officers’ compensation directly to Company performance. The Company targets option awards that are at or above the median of the marketplace for the following reasons:

•       To focus Executive Officers on multi-year results.

•       To provide Executive Officers a financial interest in the appreciation of the value of the Company’s common stock and focus them on long-term financial objectives.

•       To align Executive Officer interests with stockholder interests and to create motivation to increase stockholder value.

•       To provide Executive Officers with a compensation package that is competitive with comparable companies.

•       To retain Executive Officers over the long-term through the use of vesting. Options vest 25% per year (6.25% per quarter) over 4 years and remain in effect for 10 years.

In 2006, the Company reconsidered its use of stock options as its sole long-term incentive vehicle and considered alternative equity instruments including restricted stock, performance shares, stock appreciation rights, and cash long-term incentive plans. To date, the Company has elected to continue to grant only stock options for its long-term incentive compensation because the emphasis of the Company’s long-term incentive strategy has been to only reward executives for increasing the value of the Company for stockholders. The Company will continue to review this approach to long-term incentives taking into account the financial statement impact of different long-term incentive instruments, tax considerations, executive retention, market competitiveness and the Company’s overall compensation strategy and philosophy.

Perquisites

The Company did not provide Executive Officers with any perquisites in 2006.

Retention Letters with Executive Officers

The Company has entered into retention letters with all of its Executive Officers, forms of which can be viewed in the Company’s SEC filings. Any benefits afforded to Executive Officers under these retention letters are contingent upon the Company receiving an executed release of claims from the Executive Officer. The objectives of providing Executive Officers with these retention letters are to provide competitive executive security arrangements, to assist the Company in attracting and retaining top executive talent, to encourage the Executive Officers’ honest discourse with the CEO and Board without fear of adverse consequences, and to balance the need for an Executive Officer’s personal financial security with the need to act in the best interest of our stockholders in a situation involving a potential change of control of the Company. To ensure that these agreements remain reasonable and competitive, the Compensation Committee periodically reviews competitive data provided by PM&P, as well as potential costs to the Company of the retention letters under various potential termination scenarios and updates its cost analysis prior to making any changes to the retention letters.

Further detail on the terms of the retention letters and the value of the retention letters under various termination scenarios can be found in the section of this proxy statement entitled “Termination of Employment and Change-in-Control Agreements.”

Compensation Determinations

Company Goal Setting for Compensation Purposes

In December 2005, the CEO proposed 2006 Company goals to the Compensation Committee for use in connection with CEO and Executive Officer annual performance bonuses.  The Compensation Committee discussed the proposed Company goals with the CEO, incorporated appropriate modifications and made a recommendation to the full Board. The full Board discussed the recommendations of the Compensation Committee and approved the proposed Company goals. The CEO discussed the performance of the Company with other Directors on a regular basis throughout 2006.

For 2006, the Company goals were based on product revenue, product pipeline building, earnings, and employee development. The Company has various metrics that are used to measure achievement of the goals. The Company achieved 85% of its corporate goals in 2006, 105% of its corporate goals in 2005, and 95% of its corporate goals in 2004.

CEO Compensation Determination Process

At the beginning of 2006, the Compensation Committee quantitatively evaluated the CEO’s performance against the corporate goals and objectives set in the prior year. The Compensation Committee also solicited qualitative input on the CEO’s performance from all Directors, many Company executives, and some external sources for use in connection with the CEO’s performance evaluation. The Compensation Committee then made a recommendation to the independent Directors for the CEO’s 2006 base salary merit increase, annual performance bonus amount for 2005, and stock option grant, taking into account the following factors:

•       The Company’s performance against the predetermined goals.

•       The Company’s compensation philosophy.

•       The CEO’s individual performance generally.

•       The CEO’s total cash compensation as compared to the second highest paid Executive Officer and the Company’s lowest paid employee to determine whether the CEO’s relative cash compensation is fair and reasonable in the context of internal equity.

•       A competitive analysis prepared by PM&P on CEO compensation at comparable companies.

In February 2006, the Compensation Committee made its base salary recommendations for the CEO to the independent Directors without the CEO present, and, after discussion and requested adjustments, the independent Directors approved the CEO’s base salary for 2006. The CEO’s base salary for 2006 was set at $415,000, which included an 8% merit increase from his 2005 base salary. The Compensation Committee continues to maintain the CEO’s base salary below the median of the market due to the CEO’s desire to demonstrate leadership in keeping CEO pay reasonable and consistent with other Executive Officers. For 2006, the CEO’s base salary was in the 25th percentile as compared to market data.

A significant portion of the CEO’s compensation is paid upon achieving results. In 2006, 85% of the Company’s predetermined goals were achieved, and since the CEO’s bonus is dependent on the Company’s performance, the CEO was awarded an annual performance bonus of 85% of his target bonus. As such, the CEO’s 2006 annual performance bonus, which was paid in 2007, was $282,200 (85% of his target bonus; or 0.85 [company performance] x 0.80 [target bonus percentage] x $415,000 [2006 base salary]). For 2006, the Board chose not to exercise its discretion to adjust the CEO’s annual performance bonus up or down. After careful consideration of the performance of the CEO, the performance of the Company and the CEO’s contribution to that performance, and comparable company CEO long-term incentive awards, the CEO was granted 150,000 stock options on January 31, 2006, which is competitive with equity grants to other CEOs in the market study prepared by PM&P. For 2006, the CEO’s total compensation was comprised of 19% base salary, 13% bonus and 68% long-term incentives. At his election, the CEO did not receive any other option grants during 2006 even though he was eligible for an option grant together with the other Executive Officers at mid year.

Executive Officer Compensation Determination Process (other than CEO)

In the beginning of 2006, the CEO quantitatively evaluated each of the other Executive Officer’s performance against the Company and individual goals and objectives set in the prior year. In 2006, Mr. Bonney and Dr. Fetzer were the only Executive Officers who played a role in determining other Executive Officer compensation. Mr. Bonney was involved in all Executive Officer compensation decisions, and Dr. Fetzer was involved in Dr. William Pullman’s compensation decisions. Dr. Pullman is our Senior Vice President and Chief Medical Officer. The CEO recommended to the Compensation Committee a base salary increase and stock option grant for each Executive Officer, taking into account:

•       The Company’s compensation philosophy.

•       Each Executive Officer’s individual performance against pre-determined goals.

•       The Company’s performance against the predetermined goals.

•       The appropriateness of each Executive Officer’s compensation relative to other Executive Officers and the CEO.

•       PM&P’s prepared analysis of competitive compensation of executive officers at comparable companies.

•       Retention considerations.

•       The Executive Officer’s potential future contributions to the success of the Company.

The Compensation Committee reviewed and discussed with the CEO the performance of each Executive Officer and the reason for the CEO’s recommendations for such Executive Officer. After incorporating the Compensation Committee’s requested adjustments to the CEO’s recommendations, the Compensation Committee approved the 2006 base salary and option awards for each Executive Officer (the 2005 annual performance bonuses disclosed in last year’s Proxy Statement were also determined at that time).

Named Executive Officer 2006 base salaries ranged from $180,000 to $415,000, and included increases over 2005 base salaries ranging from approximately 3% to 12%, with an average increase of 7%. In 2006, the Compensation Committee increased salaries for two Named Executive Officers by 10% and 12%, respectively which included an adjustment to ensure competitive alignment with their peers at comparable companies. Details of Named Executive Officer base salaries for 2006 can be found in the Summary Compensation Table contained in this Proxy Statement.

With the exception of the CEO, each Executive Officer’s bonus target is weighted 60% on achievement of predetermined Company goals and 40% on achievement of predetermined individual goals. For 2006, the Company achieved 85% of the predetermined Company goals. The other Named Executive Officers achieved between 83% and 95% of their individual goals. As a result of the Company’s goal achievement and individual goal achievement, Named Executive Officer annual performance bonuses ranged from 84% to 89% of each Named Executive Officer’s target bonus, with an average of 87%, and a total payout for the Named Executive Officers of $450,480 (excluding the CEO and Dr. Frank Tally). For 2006, the Compensation Committee chose not to exercise its discretion to adjust Named Executive Officer annual performance bonuses up or down, other than for Dr. Frank Tally. For 2006, Dr. Frank Tally received a performance bonus of $100,080, which represented 56% of his base salary, in recognition of

Dr. Tally’s extraordinary contributions in 2006.  Details of the 2006 annual performance bonuses (which were paid in February 2007) can be found in the Summary Compensation Table and the Grants of Plan-Based Awards Table in this Proxy Statement.

The Company divides its annual grant of performance stock options into two grants per year (the value of both grants combined are compared to the market for an annual grant size). In 2006, the Named Executive Officers received annual performance stock option grants at the beginning of the year that ranged from 25,000 to 40,000 performance stock options, with an average of 30,000 and total option grants for the Named Executive Officer’s of 150,000 options (excluding the CEO). In addition, the Named Executive Officers, (other than the CEO) also received mid-year grants that ranged from 10,000 to 20,000 stock options, with an average of 16,000, with total mid-year option grants for the five Named Executive Officers of 79,000 options (excluding the CEO). Individual option grant determinations were made after careful consideration of the performance of each Executive Officer, the performance of the Company and the Named Executive Officer’s contribution to that performance, retention, and comparable company executive officer long-term incentive awards. For the year, total combined Named Executive Officer annual stock option grants ranged from 34,000 to 60,000 stock options, with an average of 45,800 and total option grants for the Named Executive Officer’s of 229,000 options (excluding the CEO). Details of the performance stock option grants made in 2006 can be found in Grants of Plan-Based Awards Table in this proxy statement.

Role of the Company’s Management in the Compensation Determination Process

Our Executive Officers play a very limited role in the determination of Executive Officer compensation. During 2006, Mr. Bonney and Dr. Fetzer were the only Executive Officers who played a role in the Executive Officer compensation process. The process was, as follows:

•       The CEO presents Executive Officer performance ratings to the Compensation Committee and makes recommendations relating to Executive Officer compensation, and in the case of Dr. Pullman with input from Dr. Fetzer.

•       The CEO develops proposed Company goals for review by the Compensation Committee and approval by the Board.

•       The CEO, in consultation with the Vice President, Human Resources, develops proposals relating to potential changes in compensation programs for review and approval by the Compensation Committee.

•       The CEO, Vice President, Human Resources, and other employees, as appropriate, provide the Compensation Committee and other advisors with Company data necessary to evaluate and implement compensation proposals and programs.

Role of the Compensation Consultant

For 2006, the Compensation Committee retained PM&P as its compensation consultant. PM&P served as an independent advisor to the Compensation Committee on topics primarily related to Board and executive compensation. The PM&P consultant was selected in 2005 by the Compensation Committee, reported to the Compensation Committee Chair, took direction from the Committee, and did not provide any services to the Company other than the services provided at the request of the Compensation Committee.

PM&P’s general responsibilities to the Compensation Committee include working with management to acquire Company data necessary to complete work requested by the Compensation Committee, working with the Compensation Committee to help it understand compensation concepts, issues and the changing requirements of regulatory authorities, and assisting the Compensation Committee with reviews of management proposals relating to changes in compensation and related programs.

Specific PM&P activities completed for the Compensation Committee in 2006 included the following:

•       Provided the Compensation Committee with a recommended updated list of comparable companies based on the criteria described above.

•       Provided the Compensation Committee with a competitive assessment of compensation for Executive Officers using PM&P’s recommended (and Compensation Committee approved) comparable company compensation data, and size- and industry-appropriate broad survey data.

•       Prepared a dilution analysis of overall Company equity use compared to overall equity use by comparable companies.

•       Prepared a financial performance analysis comparing the Company’s financial performance to the comparable companies.

•       Provided the Compensation Committee with a competitive assessment of compensation for members of the Board of Directors by comparing the Company’s Director compensation programs to director compensation programs at comparable companies.

•       Assisted the Company with preparation of this compensation discussion and analysis and related compensation tables.

•       Attended all Compensation Committee meetings and executive sessions at the request of the Compensation Committee.

•       Provided the Compensation Committee with market-based compensation recommendations.

Impact of Accounting and Tax on the Form of Compensation

The Compensation Committee has considered the impact of the Statement of Financial Accounting Standard No. 123, or SFAS 123(R), as revised by the FASB in 2004, on the Company’s use of equity incentives as a key retention tool. The Compensation Committee has determined that the current estimated costs to the Company of continuing to use equity incentives relative to the benefits the Company believes these programs provide does not warrant any change to the Company’s current equity incentive framework.

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits the tax deduction for compensation paid to Named Executive Officers to $1,000,000. This deduction limitation does not apply to compensation that constitutes “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and regulations promulgated thereunder, including certain performance-based compensation that has been approved by the stockholders. Our stockholders have approved our employee stock option plan, which is designed to allow the deduction of income recognized in connection with stock options granted under such plan. We have in the past and may in the future award compensation that is not fully deductible under the Code when we view such compensation as consistent with our compensation policies and in the best interests of the Company and its stockholders. For 2006, Executive Officers at the Company did not receive compensation that exceeded the deductibility limits of Section 162(m).

Under our retention agreements, we do not compensate executives for any excise tax liability they may incur by reason of payments made under the agreement. As a result, if a Named Executive Officer would be assessed any excise tax liability under Section 280G of the Code as a result of payments made and benefits received under his retention agreement, he would be responsible for the payment of such excise tax.

Option Granting Practices

The Company issues stock option awards at various times throughout the year. All options are priced at the closing market price of the Company’s shares on the date of the grant. In the fourth quarter of 2006, we implemented certain new processes regarding stock option grants. Generally, new employees receive a stock option grant that is issued and priced on the 15th day of the month (or, if no trades were reported on such date, the closing price on the most recent trading day preceding the date of grant on which a trade occurred) following the month in which they join the company. In addition, the Company issues stock options to employees who are promoted during the year. Such grants are also issued and priced as of the 15th day of the month following the month in which the employee’s promotion is authorized (or, if no trades were reported on such date, the closing price on the most recent trading day preceding the date of grant on which a trade occurred). The Company also issues performance-related stock options awards at two times during each year, shortly after the beginning of the year, and shortly after mid-year, to employees who demonstrate superior performance and high potential.

The Compensation Committee has authorized a pool of options which may be issued by the CEO from time to time during the year in recognition of extraordinary results. Following the release of the Company’s financial results each quarter, the CEO and Vice President of Human Resources evaluate whether any grants should be made against this additional pool. Any grants then authorized are made on the 15th day of the month following the release of the financial results (or, if no trades were reported on such date, the closing price on the most recent trading day preceding the date of grant on which a trade occurred).

At the end of each calendar year, the Compensation Committee approves guidelines for both new hire stock option awards as well as for stock option awards issued in connection with promotions. In addition, at the beginning of the year and at mid year, the Compensation Committee approves a pool of stock options for the performance-related grants described above. The CEO is required to further approve all individual grants issued in accordance with the foregoing pools and guidelines.  The Compensation Committee must approve all stock option grants to Executive Officers

We have never had a program or policy in place to coordinate option grants with the release of material, non-public information. During 2006, we conducted a comprehensive internal review of our stock option granting practices from the time of our initial public offering in 1996 through the present. This review uncovered no evidence of any inappropriate granting activity.

EXECUTIVE COMPENSATION

The following table summarizes aggregate amounts of compensation paid or accrued by the Company for the year ended December 31, 2006 for services rendered in all capacities by our Named Executive Officers

Summary Compensation Table for Fiscal Year 2006

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($)(1) (f)	Non- Equity Incentive Plan Compen- sation ($)(2) (g)	Change in Pension Value and Non- qualified Deferred Compen- sation Earnings ($)(3) (h)	All Other Compen- sation ($)(4) (i)	Total ($) (j)
Michael W. Bonney	2006	$415,000			$829,535	$282,200		$9,900	$1,536,435
President & Chief Executive Officer
David W.J. McGirr	2006	$325,000			$342,197	$115,700		$9,900	$792,797
SVP, Chief Financial Officer
Francis P. Tally(5)	2006	$180,000			$83,738	$100,080		$760,900	$1,124,718
SVP, Chief Scientific Officer
Oliver S. Fetzer	2006	$375,000			$385,683	$126,300		$10,042	$897,025
SVP, Corporate Development and Research & Development
Robert J. Perez	2006	$325,000			$445,761	$111,020		$9,900	$891,681
SVP, Commercial Operations
Christopher D.T. Guiffre	2006	$275,000			$302,647	$97,460		$9,900	$685,007
SVP, General Counsel & Secretary

(1)             Represents the proportionate amount of the total fair value of  option awards recognized by the Company as an expense in 2006 for financial accounting purposes, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The fair values of these awards and the amounts expensed in 2006 were determined using the Black-Scholes option pricing model in accordance with SFAS 123(R). The awards for which expense is shown in this table include the awards described in the Grants of Plan-Based Awards in this Proxy Statement, as well as awards granted in 2002, 2003, 2004 and 2005 for which we continued to recognize expense in 2006. The assumptions used in determining the grant date fair values of these awards are set forth in the notes to the Company’s consolidated financial statements, which are included in our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q filed with the SEC for the years 2002 through 2006

(2)             Reflects the actual payouts for fiscal year 2006 under the plan-based non-equity incentive plan. Payments for bonuses earned in 2006 were made in February 2007.

(3)             The Company does not have either a pension or a non-qualified deferred compensation plan.

(4)             All Other compensation constitutes the 401(K) matching contributions for all Named Executive Officers. For Dr. Fetzer, it also includes $142 incurred for annual insurance premiums for supplemental life insurance. For Dr. Tally, who passed away on October 1, 2006, it also includes a one-time $751,000 payment made to his estate on December 18, 2006 that approximated the fair market value gain that his estate would have received had it been able to exercise Dr. Tally’s unexercised options around the time of the payment.

(5)             Dr. Tally’s salary in this table represents the amount he was paid through the time of his death, based on a part-time schedule. His comparable annual full-time equivalent salary would have been $320,000.

Grants of Plan-Based Awards in 2006 Fiscal Year

The following table sets forth information concerning grants of awards pursuant to plans made to the Named Executive Officers during the year ended December 31, 2006.

										All Other
									All Other	Option
									Stock	Awards:
									Awards:	Number of	Exercise or	Grant Date
		Date of	Estimated Future Payouts Under Non-			Estimated Future Payouts Under			Number of	Securities	Base Price	Fair Value
		Board or	Equity Incentive Plan Awards(2)(3)(4)			Equity Incentive Plan Awards			Shares of	Underlying	of Option	of Stock
	Grant	Committee	Threshold	Target	Maximum	Threshold	Target	Maximum	Stock or	Options	Awards	and Option
Name	Date(1)	Action	($)	($)	($)	(#)	(#)	(#)	Units (#)	(#)	($/Sh)(5)	Awards(6)
(a)	(b)	(b-1)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Michael W. Bonney			$232,400	$332,000	$664,000
	1/31/2006	1/31/2006								150,000	$21.61	$1,515,435
David W.J. McGirr			$91,000	$130,000	$260,000
	1/31/2006	1/25/2006								25,000	$21.61	$252,573
	6/16/2006	6/16/2006								20,000	$22.14	$210,398
Francis P. Tally			$67,200	$96,000	$192,000
	1/31/2006	1/25/2006								25,000	$21.61	$404,116
	6/16/2006	6/16/2006								10,000	$22.14	$210,398
Oliver S. Fetzer			$105,000	$150,000	$300,000
	1/31/2006	1/25/2006								30,000	$21.61	$303,087
	6/16/2006	6/16/2006								14,000	$22.14	$147,279
Robert J. Perez			$91,000	$130,000	$260,000
	1/31/2006	1/25/2006								40,000	$21.61	$404,116
	6/16/2006	6/16/2006								20,000	$22.14	$210,398
Christopher D.T. Guiffre			$77,000	$110,000	$220,000
	1/31/2006	1/25/2006								30,000	$21.61	$303,087
	6/16/06	6/16/06								15,000	$22.14	$157,799

(1)                This column indicates the date of the grant under SFAS 123(R) for all non-qualified stock options granted in 2006. The full Board  approved the award to Mr. Bonney on 1/31/06. The awards for the other Named Executive Officers listed above were approved by the Compensation Committee on 1/25/06 and 6/16/06. The Compensation Committee approved the grant date to be 1/31/06 on 1/25/06 and the grant date to be the date of the Compensation Committee meeting for the 6/16/06 grant. The grant prices for both sets of awards reflect the closing price on the NASDAQ as of the grant date (1/31/06 and 6/16/06). These awards have a term of 10 years and become vested in equal quarterly installments over a 4 year period.

(2)                For Mr. Bonney, target reflects 80% of base salary. For all other Named Executive Officers, target reflects 40% of base salary. Maximum awards are capped at 200% of the target award opportunity for all executives and threshold awards are contingent upon the Company achieving 70% of the Company goals.

(3)                The Company must achieve at least 70% of its Annual Goals for employees to be eligible to receive any Plan Awards.

(4)                Mr. Bonney’s award was based 100% on Company performance. All other Named Executive Officere awards were based 60% on company performance and 40% on individual performance performance.

(5)                The exercise prices of the option grants listed correspond with the end-of-day fair market value of the stock on the date of grant.

(6)                For stock option awards, these values reflect the grant date fair value using the Black-Scholes model.  Assumptions used in the Black-Scholes model are as follows:  (1) Mr. Bonney - for stock options awarded on 1/31/06, the Black-Scholes value is $10.1029 per share (using a volatility of 52.0%, a risk-free rate of 4.50%, a dividend yield of 0%, and an expected term of 4.30 years). (2) Mr. Perez, Dr. Fetzer, Mr. McGirr, Mr. Guiffre, and Dr. Tally - for stock options awarded on 1/31/06, the Black-Scholes value is $10.1029 per share (using a volatility of 52.0%, a risk-free rate of 4.50%, a dividend yield of 0%, and an expected term of 4.30 years) and for stock options awarded on 6/16/06, the Black-Scholes value is $10.5199 per share (using a volatility of 52.0%, a risk-free rate of 5.10%, a dividend yield of 0%, and an expected term of 4.30 years).

Outstanding Equity Awards at 2006 Fiscal Year-End

The following table sets forth information concerning outstanding equity awards held by each Named Executive Officer as of December 31, 2006.

	Option Awards					Stock Awards
			Equity Incentive Plan Awards:					Equity Incentive Plan Awards:	Equity Incentive Plan Awards:
	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised, Unearned Options	Option Exercise Price	Option Expiration Date(1)(2)	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Number of Unearned Shares, Units or Other Rights That Have Not Vested	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
	(#)	(#)	(#)	($)		(#)	($)	(#)	($)
Name	Exercisable	Unexercisable
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Michael W. Bonney	150,000			$35.32	01/03/2012
	40,000			$7.58	08/09/2012
	234,374	15,626		$8.23	02/26/2013
	45,000	15,000		$12.61	12/12/2013
	56,250	43,750		$10.84	07/01/2014
	43,750	56,250		$10.87	02/14/2015
	28,125	121,875		$21.61	01/31/2016
David W.J. McGirr	100,000			$9.98	12/02/2012
	406	94		$13.26	09/12/2013
	11,250	3,750		$12.61	12/12/2013
	14,062	10,938		$10.84	07/01/2014
	15,312	19,688		$10.87	02/14/2015
	16,875	28,125		$10.35	06/14/2015
	4,687	20,313		$21.61	01/31/2016
	2,500	17,500		$22.14	06/16/2016
Francis P. Tally(3)	15,000			$29.00	10/02/2007
	10,000			$35.32	10/02/2007
	3,125			$21.61	10/02/2007
	625			$22.14	10/02/2007

(1)             All stock option grants have a 4-year vesting schedule and vest equally over 16 calendar quarters.

(2)             All stock option grants have a 10-year term.

(3)             Dr. Tally passed away on  October 1, 2006. Dr. Tally’s estate has until the earlier of the expiration of the applicable option and 12 months following the date of his death to exercise any vested options.

	Option Awards					Stock Awards
			Equity Incentive Plan Awards:					Equity Incentive Plan Awards:	Equity Incentive Plan Awards:
	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised, Unearned Options	Option Exercise Price	Option Expiration Date(1)(2)	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Number of Unearned Shares, Units or Other Rights That Have Not Vested	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
	(#)	(#)	(#)	($)		(#)	($)	(#)	($)
Name	Exercisable	Unexercisable
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Oliver S. Fetzer	40,000			$8.70	08/01/2012
	10,000			$8.77	12/13/2012
	406	94		$13.26	09/12/2013
	13,500	4,500		$12.61	12/12/2013
	28,125	21,875		$10.84	07/01/2014
	10,937	14,063		$10.87	02/14/2015
	22,500	37,500		$10.35	06/14/2015
	5,625	24,375		$21.61	01/31/2016
	1,750	12,250		$22.14	06/16/2016
Robert J. Perez	41,000	15,000		$13.25	09/02/2013
	406	94		$13.26	09/12/2013
	22,500	17,500		$10.84	07/01/2014
	13,125	16,875		$10.87	02/14/2015
	22,500	37,500		$10.35	06/14/2015
	7,500	32,500		$21.61	01/31/2016
	2,500	17,500		$22.14	06/16/2016
Christopher D.T. Guiffre	100,000			$35.25	12/17/2011
	21,875	3,125		$9.25	05/13/2013
	406	94		$13.26	09/12/2013
	11,250	3,750		$12.61	12/12/2013
	16,875	13,125		$10.84	07/01/2014
	13,125	16,875		$10.87	02/14/2015
	13,125	21,875		$10.35	06/14/2015
	5,625	24,375		$21.61	01/31/2016
	1,875	13,125		$22.14	06/16/2016

(1)             All stock option grants have a 4-year vesting schedule and vest equally over 16 calendar quarters.

(2)             All stock option grants have a 10-year term.

Option Exercises and Stock Vested in Fiscal Year 2006

The following table sets forth information concerning options exercised by each Named Executive Officer in  2006.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized Upon Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)
Michael W. Bonney
David W.J. McGirr
Francis P. Tally	245	$3,433
	26,898	$393,703
	7,219	$127.097
	10,375	$168,064
	14,682	$123,136
	10,318	$86,536
	20,000	$248,638
	375	$2,532
	5,548	$41,066
	3,045	$25,548
	1,295	$13,157
	12,205	$117,956
	7,500	$72,260
	14,062	$142,794
Oliver S. Fetzer	10,000	$174,000
Robert J. Perez	2,000	$21,500
Christopher D.T. Guiffre	3,000	$41,490
	2,625	$41,580

Termination of Employment and Change-in-Control Agreements

The Company’s Executive Officer retention letters provide certain protections to Executive Officers in the event of their termination as summarized in the following table (additional details and definitions can e found in the actual retention letters, which have been filed with the SEC):

Key Retention Letter Elements	CEO	Executive Officers
Retention Letter Term	3 years, except in the case of a change-in-control in which case the term becomes 2 years following the change-in-control.	3 years, except in the case of a change-in-control in which case the term becomes 2 years following the change-in-control.
Severance

24 months of base salary if terminated without cause at any time.
24 months base salary and one year’s annual performance bonus (higher of previous year bonus or current target bonus) if, within 24 months following a change-in-control, the CEO is terminated without cause or resigns with good reason.

18 months of base salary if terminated without cause at any time.
18 months base salary and one year’s annual performance bonus (higher of previous year bonus or current target bonus) if, within 24 months following a change-in control, the Executive Officer is terminated without cause or resigns with good reason.

Benefit Continuation (medical and dental insurance only)

24 months of medical and dental coverage if terminated without cause at any time or if the CEO resigns for good reason within 24 months of a change-in-control, in either case as long as the CEO continues to pay the employee contribution portion of the coverage.

18 months of medical and dental coverage if terminated without cause at any time or if the Executive Officer resigns for good reason within 18 months of a change-in-control, in either case as long as the Executive Officer continues to pay the employee contribution portion of the coverage.

Equity Vesting Acceleration	Vesting of equity is accelerated only if, within 24 months following a change-in-control, the CEO is terminated without cause or resigns for good reason.	Vesting of equity is accelerated only if, within 24 months following a change-in-control, the Executive Officer is terminated without cause or resigns for good reason.

Receipt of any severance and benefits is conditioned on the Executive Officer signing a release of claims. No Executive Officers are entitled to gross-ups associated with taxes owed on change-in-control payments or taxes due pursuant to Code Section 280G.

The remainder of this section summarizes quantitative disclosures for each Named Executive Officer regarding estimated payments and other benefits that would have been received by the Named Executive Officer or his estate if his employment terminated as of the last business day of the year, December 29, 2006, under the following circumstances:

•       Termination by the Company for cause.

•       Termination by the Company without cause not following a change-in-control.

•       Termination by the Company without cause or by the Named Executive Officer with good reason following a change in control.

Payments to Michael W. Bonney Assuming a December 29, 2006 Termination

	Cash Severance(1)					Equity
Circumstances of	Base Salary		Bonus			Value of Vested	Value of Accelerated Unvested	Benefits	401(K) Plan
Termination:	Multiple	$	Multiple	$		Equity	Equity(3)(4)	Continuation(6)	Balance(7)	Total
Termination by the Company for
cause	N/A	N/A	N/A	N/A		$3,710,003	N/A	N/A	$148,607	$3,858,610
Termination by the Company without cause not following a change-in-control(2)	2.0	$830,000	N/A	N/A		$3,710,003	N/A	$25,678	$148,607	$4,714,288
Termination by the Company without cause or by the named executive officer with good reason following a change in control(2)	2.0	$830,000	1.0	$332,000	(5)	$3,710,003	$962,197	$25,678	$148,607	$6,008,485

(1)             Mr. Bonney has a retention letter agreement with the Company.

(2)             Mr. Bonney is entitled to cash severance equal to 2 times his base salary in the event of termination without cause, absent a change in control, and cash severance equal to 2 times base salary and 1 times bonus (higher of current target or prior year actual bonus) in the event of termination without cause or resignation for good reason within 24 months following a change in control.

(3)             All unvested equity is assumed to have accelerated as of 12/29/06. The amount shown here represents the spread of the accelerated options assuming an $18.11 fair market value of the Company’s stock (the Company’s stock price on 12/29/06).

(4)             See Outstanding Equity Awards as of Fiscal Year End table for the vesting status of each executive’s equity awards as of 12/29/06.

(5)             The amount shown here is 100% of the annual bonus target award opportunity for fiscal year 2006 because that amount is higher than the 2005 bonus amount.

(6)             Mr. Bonney’s benefits are continued for 24 months. The benefits cost includes the employer cost of health and dental insurance only. Mr. Bonney’s cost of benefits for months 19-24 of the benefit continuation period are assumed to be equal to the cost for months 1-18. In an actual termination situation, the cost of benefits may change in months 19-24 due to the expiration of Cobra benefits coverage as full group insurance rates may apply.

(7)             Represents the entire balance of the executive’s 401(k) account. The Company match is 75% of the first 6% of employee contributions (all employees of the Company are eligible for this match, not just Executive Officers).

Payments to David W.J. McGirr Assuming a December 29, 2006 Termination

	Cash Severance(1)					Equity
Circumstances of	Base Salary		Bonus			Value of Vested	Value of Accelerated Unvested	Benefits	401(K) Plan
Termination:	Multiple	$	Multiple	$		Equity	Equity(3)(4)	Continuation(6)	Balance(7)	Total
Termination by the Company for
cause	N/A	N/A	N/A	N/A		$1,220,884	N/A	N/A	$122,142	$1,343,026
Termination by the Company without cause not following a change-in-control(2)	1.5	$487,500	N/A	N/A		$1,220,884	N/A	$19,258	$122,142	$1,849,784
Termination by the Company without cause or by the named executive officer with good reason following a change in control(2)	1.5	$487,500	1.0	$132,000	(5)	$1,220,884	$461,391	$19,258	$122,142	$2,443,175

(1)             Mr. McGirr has a retention letter agreement with the Company.

(2)             Mr. McGirr is entitled to cash severance equal to 1.5 times his base salary in the event of termination without cause, absent a change in control and cash severance equal to 1.5 times base salary and 1 times bonus in the event of termination without cause or resignation for good reason within 24 months following a Change in Control.

(3)             All unvested equity is assumed to have accelerated as of 12/29/06. The amount shown here represents the spread of the accelerated options assuming an $18.11 fair market value of the Company’s stock (the Company’s stock price on 12/29/06).

(4)             See Outstanding Equity Awards as of Fiscal Year End table for the vesting status of each executive’s equity awards as of 12/31/06.

(5)             The amount shown here is Mr. McGirr’s 2005 bonus because that amount is higher than his target bonus for fiscal year 2006 ($130,000).

(6)             Benefits are continued for 18 months for Mr. McGirr. The benefits cost includes the Company’s cost of health and dental insurance only.

(7)             Represents the entire balance of the executive’s 401(k) account. The Company match is 75% of the first 6% of employee contributions (all employees of the Company are eligible for this match, not just Executive Officers).

Payments to Oliver S. Fetzer Assuming a December 29, 2006 Termination

	Cash Severance(1)					Equity
Circumstances of	Base Salary		Bonus			Value of Vested	Value of Accelerated Unvested	Benefits	401(K) Plan
Termination:	Multiple	$	Multiple	$		Equity	Equity(3)(4)	Continuation(6)	Balance(7)	Total
Termination by the Company for
cause	N/A	N/A	N/A	N/A		$1,004,272	N/A	N/A	$143,782	$1,148,054
Termination by the Company without cause not following a change-in-control(2)	1.5	$562,500	N/A	N/A		$1,004,272	N/A	$19,258	$143,782	$1,729,812
Termination by the Company without cause or by the named executive officer with good reason following a change in control(2)	1.5	$562,500	1.0	$150,000	(5)	$1,004,272	$577,053	$19,258	$143,782	$2,456,865

(1)             Dr. Fetzer has a retention letter agreement with the Company.

(2)             Dr. Fetzer is entitled to cash severance equal to 1.5 times his base salary in the event of termination without cause absent a change in control and cash severance equal to 1.5 times base salary and 1 times bonus in the event of termination without cause or resignation for good reason within 24 months following a change in control.

(3)             All unvested equity is assumed to have accelerated as of 12/29/06. The amount shown here represents the spread of the accelerated options assuming an $18.11 fair market value of the Company’s stock (the Company’s stock price on 12/29/06).

(4)             See Outstanding Equity Awards as of Fiscal Year End table for the vesting status of each executive’s equity awards as of 12/31/06.

(5)             The amount shown here is 100% of the annual bonus target award opportunity for fiscal year 2006 because that amount is higher than the 2005 bonus amount.

(6)             Benefits are continued for 18 months for Dr. Fetzer. The benefits cost includes the Company’s cost of health and dental insurance only.

(7)             Represents the entire balance of the executive’s 401(k) account. The Company match is 75% of the first 6% of employee contributions (all employees of the Company are eligible for this match, not just Executive Officers).

Payments to Robert J. Perez Assuming a December 29, 2006 Termination

	Cash Severance(1)					Equity
Circumstances of	Base Salary		Bonus			Value of Vested	Value of Accelerated Unvested	Benefits	401(K) Plan
Termination:	Multiple	$	Multiple	$		Equity	Equity(3)(4)	Continuation(6)	Balance(7)	Total
Termination by the Company for
cause	N/A	N/A	N/A	N/A		$632,429	N/A	N/A	$72,150	$ 706,579
Termination by the Company without cause not following a change-in-control(2)	1.5	$487,500	N/A	N/A		$632,429	N/A	$15,382	$72,150	$ 1,209,461
Termination by the Company without cause or by the named executive officer with good reason following a change in control(2)	1.5	$487,500	1.0	$130,000	(5)	$632,429	$613,756	$15,382	$72,150	$ 1,953,217

(1)             Mr. Perez has a retention letter agreement with the Company.

(2)             Mr. Perez is entitled to cash severance equal to 1.5 times his base salary in the event of termination without cause absent a change in control and cash severance equal to 1.5 times base salary and 1 times bonus in the event of termination without cause or resignation for good reason within 24 months following a change in control.

(3)             All unvested equity is assumed to have accelerated as of 12/29/06. The amount shown here represents the spread of the accelerated options assuming an $18.11 fair market value of the Company’s stock (the Company’s stock price on 12/29/06).

(4)             See Outstanding Equity Awards as of Fiscal Year End table for the vesting status of each executive’s equity awards as of 12/31/06.

(5)             The amount shown here is 100% of the annual bonus target award opportunity for fiscal year 2006 because that amount is higher than the 2005 bonus amount.

(6)             Benefits are continued for 18 months for Mr. Perez. The benefits cost includes the Company’s cost of health and dental insurance only.

(7)             Represents the entire balance of the executive’s 401(k) account. The Company match is 75% of the first 6% of employee contributions (all employees of the Company are eligible for this match, not just Executive Officers).

Payments to Christopher D.T. Guiffre Assuming a December 29, 2006 Termination

	Cash Severance(1)					Equity
Circumstances of	Base Salary		Bonus			Value of Vested	Value of Accelerated Unvested	Benefits	401(K) Plan
Termination:	Multiple	$	Multiple	$		Equity	Equity(3)(4)	Continuation(6)	Balance(7)	Total
Termination by the Company for
cause	N/A	N/A	N/A	N/A		$577,213	N/A	N/A	$171,431	$ 748,644
Termination by the Company without cause not following a change-in-control(2)	1.5	$412,500	N/A	N/A		$577,213	N/A	$19,258	$171,431	$ 1,180,402
Termination by the Company without cause or by the named executive officer with good reason following a change in control(2)	1.5	$412,500	1.0	$110,000	(5)	$577,213	$436,112	$19,258	$171,431	$ 1,726,514

(1)             Mr. Guiffre has a retention letter agreement with the company.

(2)             Mr. Guiffre is entitled to cash severance equal to 1.5 times his base salary in the event of termination without cause absent a change in control and cash severance equal to 1.5 times base salary and 1 times bonus in the event of termination without cause or resignation for good reason within 24 months following a change in control.

(3)             All unvested equity is assumed to have accelerated as of 12/29/06. The amount shown here represents the spread of the accelerated options assuming an $18.11 fair market value of the Company’s stock (the Company’s stock price on 12/29/06).

(4)             See Outstanding Equity Awards as of Fiscal Year End table for the vesting status of each executive’s equity awards as of 12/31/06.

(5)             The amount shown here is 100% of the annual bonus target award opportunity for fiscal year 2006 because that amount is higher than the 2005 bonus amount.

(6)             Benefits are continued for 18 months for Mr. Guiffre. The benefits cost includes the Company’s cost of health and dental insurance only.

(7)             Represents the entire balance of the executive’s 401(k) account. The Company match is 75% of the first 6% of employee contributions (all employees of the Company are eligible for this match, not just Executive Officers).

DIRECTOR COMPENSATION

Mr.  Bonney is a Director and one of the Company’s full-time executive officers and, as a result, he receives no additional compensation for serving on the Board. No other Director is an employee of the Company.

Retainers

In 2006, the Lead Director received an annual Board retainer of $15,000 which was payable quarterly, and all other non-employee Directors each received an annual Board retainer of $10,000 payable quarterly. Beginning at the 2007 Annual Meeting, the Lead Director will receive an annual Board retainer in the amount of $18,000 payable at his election in cash or stock (assuming stockholder approval of Proposal No. 4 as described below), and all other non-employee Directors will receive an annual Board retainer of $12,000, also payable at his or her election in cash or stock (assuming stockholder approval of Proposal No. 4). While the new Directors compensation plan provides that a Chairman of our Board would receive a $24,000 annual retainer, we do not currently have a Chairman. Retainers will be paid in February for the previous fiscal year.

Meeting Fees

In 2006, non-employee Directors received $3,000 for each meeting of the Board attended in person, $1,000 for each meeting of the Board attended by phone, and $1,000 for each committee meeting attended, whether in person or by phone.  The Lead Director received an additional $1,000 per Board Meeting. Committee Chairs received an additional $1,000 per committee meeting led. Beginning at the 2007 Annual Meeting, the meeting fees will be the same with exception of fees for Committee Chairs, which will be an additional $2,000 per committee meeting led.

Options Grants

In 2006, pursuant to the Directors’ Plan, upon first joining the Board, each non-employee Director was automatically granted a stock option exercisable for 10,000 shares of common stock. In addition, each Director serving as a Director on the close of business on the date of the 2006 Annual Meeting of Stockholders, also received an annual grant calculated in part on the basis of the Company’s stock performance in comparison to the NASDAQ Pharmaceutical Index during the preceding calendar year. In 2006, the annual option grant to non-employee Directors at the time of the 2006 Annual Meeting of Stockholders was: (a) an option to purchase 10,000 shares of common stock and (b) an option to purchase additional shares of common stock if Cubist’s common stock outperformed the NASDAQ Pharmaceutical Index for the preceding calendar year, determined as follows:

•       2,500 additional shares if Cubist’s stock performed between 100% and 109% of the index’s performance.

•       5,000 additional shares if Cubist’s stock performed between 110% and 124% of the index’s performance.

•       7,500 additional shares if Cubist’s stock performed above 125% of the index’s performance.

Accordingly, the non-employee Directors received an option to purchase 17,500 shares as of the date of the 2006 Annual Meeting of Stockholders since the Company’s stock performed above 125% of the index in 2005. The Lead Director received 1.5 times as many options, or 26,250. We did not have a Chairman of our Board in 2006. At the end of 2006, we discontinued the practice of awarding directors additional options based on a comparison of our performance to the index to eliminate various accounting complexities related thereto. As of the 2007 Annual Meeting, each Director serving as a Director on the close of business on the date of the 2007 Annual Meeting shall receive an option to purchase 15,000 shares of our common stock, with the Lead Director receiving an option to purchase 22,500 shares. If we had a Chairman of our Board as of the date of the 2007 Annual Meeting, he or she would receive an option to purchase 30,000 shares.

The Company also reimburses all Directors for expenses incurred in connection with their attendance at board or committee meetings and for participation in Director education programs. Cubist provides director & officer insurance for all Directors.

The table below summarizes all compensation paid to or earned by Directors for fulfillment of their duties as Directors of the Company in fiscal year 2006.

Director Compensation Paid for the 2006 Fiscal Year

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Kenneth M. Bate(3)	$78,250		$187,184				$265,434
Gordon Archer(4)	$18,000		$12,309				$30,309
Sylvie Grégoire(4)	$24,500		$19,257				$43,757
David W. Martin(3)	$76,500		$159,098				$235,598
Walter R. Maupay, Jr.	$68,500		$132,666				$201,166
Martin Rosenberg	$43,500		$151,622				$195,122
J. Matthew Singleton	$58,500		$134,077				$192,577
Martin Soeters(4)	$17,000		$9,361				$26,361
Michael B. Wood	$52,500		$151,622				$204,122

(1)             Reflects cash compensation paid or earned in fiscal year 2006. Amounts include the following fees paid in 2006 but earned in 2005:  for Mr. Bate, $4,000; for Dr. Martin, $4,500; for Mr. Maupay, $4,000; for Dr. Rosenberg, $3,000; for Mr. Singleton, $5,000; for Dr. Wood, $5,000. Amounts also include the following fees earned in 2006 but paid in 2007: for Dr. Archer, $5,000; for Mr. Bate, $11,000; for Dr. Grégoire, $6,000; for Dr. Martin, $8,000; for Mr. Maupay, $8,000; for Dr. Rosenberg, $4,000; for Mr. Singleton, $10,000; for Mr. Soeters, $6,000; for Dr. Wood, $8,000.

(2)             Reflects the SFAS 123(R) fair value determined using the Black-Scholes option pricing model that was recognized by the Company as an expense in 2006 for financial accounting purposes, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The awards for which expense is shown in this table include awards granted in 2003 through 2006 for which we recognized expense in 2006. The assumptions used in determining the grant date fair values of these awards are set forth in the notes to the Company’s consolidated financial statements, which are included in our Annual Reports on Form 10-K and our Quarterly Reports on 10-Q filed with the SEC for the years 2003 through 2006. The Black-Scholes values listed below were used to calculate the component of the expense shown in this table for the following grants, 6/08/2006 (for Drs. Martin, Rosenberg and Wood and Messrs. Bate, Maupay and Singleton), 6/09/2006 (for Dr. Grégoire), 9/01/2006 (for Dr. Archer) and 9/22/2006 (for Mr. Soeters). For the 6/08/2006 grant, the Black-Scholes value is $10.7329 per option (using a volatility of 52.0%, a risk-free rate of 4.90% and an expected term of 4.30 years). Drs. Martin, Rosenberg, and Wood and Messrs. Maupay and Singleton all received 17,500 options on 6/08/06 with a Black-Scholes value of $187,826. Mr. Bate received 26,250 options on 6/08/06 with a Black-Scholes value of $281,739. For the 6/09/2006 grant, the Black-Scholes value is $10.2981 per option (using a volatility of 52.0%, a risk-free rate of 4.90% and an expected term of 4.30 years). Dr. Grégoire received 10,000 options on 6/09/06 with a Black-Scholes value of $102,981. For the 9/01/06 grant, the Black-Scholes value is $11.0793 per option (using a volatility of 52.0%, a risk-free rate of 4.70% and an expected term of 4.30 years). Dr. Archer received 10,000 options on 9/01/06 with a Black-Scholes value of $110,793. For the 9/22/06 grant, the Black-Scholes value is $10.2195 per option (using a volatility of 52.0%, a risk-free rate of 4.60% and an expected term of 4.30 years). Mr. Soeters received 10,000 options on 9/22/06 with a Black-Scholes value of $102,195. Grant dates for Messrs. Archer, Soeters, and Grégoire are specific to the newly elected Director’s date of appointment to the Board. Grants for all other continuing Directors were granted as of the date of the 2006 Annual Meeting of Stockholders.

(3)             Dr. Martin served as the Company’s Lead Director until June 8, 2006, at which time Mr. Bate became the Company’s Lead Director.

(4)             Directors Archer, Grégoire and Soeters were elected as Directors in 2006.

COMPENSATION COMMITTEE REPORT(1)

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on that review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee
Michael Wood, Chairman
Gordon Archer
David Martin
Walter Maupay
March 23, 2007

(1)          Notwithstanding anything to the contrary set forth in any of Cubist’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation Committee Report shall not be incorporated by reference into any such filings.

Equity Compensation Plans

The following table provides information as of December 31, 2006, relating to our equity compensation plans pursuant to which grants of options, restricted stock, restricted stock units or other rights to acquire shares may be granted from time to time:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column)
Equity compensation plans approved by security holders(1)(2)	7,269,142		$16.48		5,727,165
Equity compensation plans not approved by security holders	2,308	(3)	39.59	(4)	—	(5)
Total	7,271,450		$16.48		5,727,165

(1)          Consists of the 1993 Amended and Restated Stock Option Plan, or 1993 Plan, the Amended and Restated 2000 Equity Incentive Plan, or EIP, the Directors’ Plan, and the ESPP. The 1993 Plan terminated pursuant to its own terms on May 6, 2003.

(2)          On January 1, 2006, the number of shares of common stock available for issuance under the EIP was increased by 3,046,436 shares, from 8,489,328 to 11,535,764, as a result of an evergreen formula in the EIP. Under this feature, the maximum number of shares of our common stock made available for issuance under the EIP increased each year, beginning in 2003 and ending in 2006. Each annual increase was equal to five percent (5%) of the total number of shares of common stock and stock equivalents issued and outstanding as of the close of business on the immediately preceding December 31. The evergreen feature expired by its terms on January 1, 2006.

(3)          Includes 782 stock options outstanding under the 2001 United Kingdom Stock Option Plan, or U.K. Plan. The U.K. Plan was adopted when we had operations in the U.K. in order to encourage stock ownership by our employees in the U.K. The outstanding options are held by employees who transferred to the U.S. when we discontinued our operations in the U.K. Options granted under the U.K. Plan have been approved under the Income and Corporation Taxes Act of 1988 of the United Kingdom. Such options receive favored tax treatment in the U.K. No awards have been made under the U.K. Plan since we discontinued our operations in the U.K. Also includes 1,526 stock options outstanding under the TerraGen Discovery Inc. Employee Stock Option Plan, or TerraGen Plan, which were assumed as part of the acquisition of TerraGen Discovery Inc. in October 2000. Options under the TerraGen Plan became exercisable for shares of Cubist common stock upon consummation of the acquisition, but remain subject to the TerraGen Plan. No awards have been made under the TerraGen Plan since the date of the acquisition.

(4)          The outstanding options under the U.K. Plan have a weighted average exercise price of $13.26 per share. The outstanding options under the TerraGen Plan have a weighted average exercise price of $53.08 per share.

(5)          As part of our decision to cease operations in the U.K., we terminated the U.K. Plan and will therefore not be issuing the remaining 468,710 options that were previously available under the U.K. Plan.

MEETING AND COMMITTEES OF THE BOARD

The Board of Directors and Committees of the Board

During 2006, the Board held sixteen meetings, ten of which were telephonic meetings, and took action by written consent on five occasions. The Board has four standing committees: the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee, or Governance Committee, and the Scientific Affairs Committee. There were six Audit Committee meetings, seven Compensation Committee meetings, five Governance Committee meetings, and three Scientific Affairs Committee meetings in 2006. In 2006, no Director attended fewer than 75% of the total number of Board meetings plus applicable committee meetings held while he or she was a Director. It has been the practice of the Board to hold a meeting on the same date and at the same location as the Annual Meeting of Stockholders. The entire Board attended the 2006 Annual Meeting of Stockholders in person. Each Director, other than Mr. Bonney, is independent under the rules of Nasdaq. In 2006, the Company considered the effect on the independence of Dr. Archer of a transaction between the Company and Virginia Commonwealth University School of Medicine, or VCU Medical, pursuant to which VCU Medical will perform certain research for the Company. Dr. Archer is currently the Associate Dean for Research at VCU Medical, a Professor of Medicine and Microbiology/Immunology, Chairman of the Division of Infectious Disease and Director of VCU Medical’s M.D./Ph.D. program. Based on the small budget for the research and the remote interest of Dr. Archer in the relationship, the Board affirmatively determined that the relationship would not affect Dr. Archer’s ability to exercise independent judgment and that he is an independent member of the Board under applicable rules of the SEC and Nasdaq.

Audit Committee

The Audit Committee met six times during 2006. The functions of the Audit Committee are as set forth in the Amended and Restated Audit Committee Charter, which can be viewed on our website at www.cubist.com. The members of the Audit Committee are all independent, as defined in Rule 4200(a)(15) of the listing standards of the Nasdaq Stock Market, or the Nasdaq listing standards, including the “financial experts” as defined in Regulation S-K of the Securities Act of 1933, as amended. The members of the Audit Committee during 2006 were Mr. Matthew Singleton, the Chair of the Committee, Mr. Kenneth Bate, Dr. Michael Wood until November 1, 2006, and Mr. Martin Soeters commencing on November 1, 2006. For 2007, the Audit Committee members are Mr. Singleton, the Chair of the Committee, Mr. Bate, and Mr. Soeters. The Board has determined that Messrs. Bate and Singleton are financial experts.

The Audit Committee is required to pre-approve all audit and non-audit services performed by the independent auditors in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided has received general pre-approval from the Audit Committee, it requires specific pre-approval in each instance by the Audit Committee. Any proposed services exceeding pre-approved cost levels generally require specific pre-approval by the Audit Committee.

Compensation Committee

The Compensation Committee met seven times during 2006. The functions of the Compensation Committee are as set forth in the Compensation Committee Charter, which can be viewed on our website at www.cubist.com. The members of the Compensation Committee are all independent, as defined in Nasdaq’s listing standards. The members of the Compensation Committee for 2006 were Dr. David Martin, Jr., the Chair of the Committee until November 1, 2006 and a member thereafter, Dr. Wood, a member until November 1, 2006 and the Chair of the Committee thereafter, Mr. Walter Maupay, Jr., and Dr. Gordon Archer commencing on November 1, 2006. For 2007, the Compensation Committee members are Dr. Wood, the Chair of the Committee, Dr. Archer, Dr. Martin and Mr. Maupay.

The Compensation Committee is made up of four independent Directors appointed by the Board upon recommendation of the Governance Committee. The purposes of the Compensation Committee are to generally oversee the Company’s compensation philosophy and policies, to ensure that compensation decisions represent sound fiscal policy and enable the Company to attract, motivate and retain highly qualified personnel, to advise the Board on, and to facilitate the Board’s oversight of, the compensation of the Board, the CEO and other Executive Officers, to produce an annual report of the Compensation Committee, to review the Compensation Discussion and Analysis, and, if appropriate, to recommend changes in the Compensation Discussion and Analysis in the Company’s Proxy Statement and, by incorporation, its Annual Report on Form 10-K, each to be filed with the SEC. The Compensation Committee acts pursuant to a Compensation Committee Charter which it reviews and reassesses annually, making such changes as it deems necessary or appropriate.

The Compensation Committee has the authority to select, retain and terminate compensation consultants, obtain advice from outside advisors in order to design compensation programs that are strategically appropriate and cost-effective, stay informed on compensation trends, compare the Company’s compensation to the marketplace, and work with management to understand key compensation issues. In 2006, the Compensation Committee engaged PM&P to advise it with respect to base salaries, annual performance bonuses and long-term incentives for executive officers at companies comparable to ours.

The Compensation Committee has the responsibility to make at least an annual report to the full Board, annually review and recommend to the Board goals and objectives for the Company and CEO, annually evaluate CEO performance and discuss such evaluation with the full Board, recommend to the full Board appropriate compensation for the CEO (the full Board sets CEO compensation), review performance and total compensation of the Executive Officers of the Company with the CEO, oversee the administration of the Company’s stock option plans, recommend to the Board the total compensation for the Board (the full Board ultimately approves Board compensation), to annually review all compensation related matters outside the ordinary course, including employment contracts, change-in-control provisions and severance arrangements, and approve any perquisites. The Compensation Committee delegates authority to the CEO to grant stock options (subject to a maximum amount) to employees of the Company from time to time in recognition of significant results or achievement.

Governance Committee

The Governance Committee met five times during 2006. The functions of the Governance Committee are as set forth in the Governance Committee Charter, which can be viewed on our website at www.cubist.com. The members of the Governance Committee are all independent, as defined in the Nasdaq’s listing standards. The members of the Governance Committee during 2006 were Mr. Maupay, the Chair of the Committee, Mr. Bate and Dr. Martin Rosenberg until November 1, 2006, and Dr. Sylvie Grégoire and Mr. Soeters commencing on November 1, 2006. For 2007, the Governance Committee members are Mr. Maupay, the Chair of the Committee, Dr. Grégoire, and Mr. Soeters.

Scientific Affairs Committee

The Scientific Affairs Committee became a standing committee of the Board on November 1, 2006 and met three times during 2006. The functions of the Scientific Affairs Committee are as set forth in the Scientific Affairs Committee Charter which can be viewed on our website at www.cubist.com. Prior to November 1, 2006, the Scientific Affairs Committee was a special committee of the Board, and its members were Drs. Martin and Rosenberg. As of November 1, 2006, the members were Dr. Martin, the Chair of the Committee, Drs. Archer, Rosenberg and Grégoire. For 2007, the Scientific Affairs Committee members are Dr. Martin, the Chair of the Committee, Drs. Archer, Rosenberg, and Grégoire.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

We have adopted Corporate Governance Guidelines, or the Guidelines, which are available on our website at www.cubist.com and which are also available in print to any stockholder who requests them from the Company’s Secretary. The Board believes that sound governance practices and policies provide an important framework to assist it in fulfilling its duties to stockholders and relies on the Guidelines to provide that framework. The Guidelines were adopted by the Board to ensure that the Board is independent from management, and that the Board adequately performs its functions as the overseer of management. They were also adopted to ensure that the interests of the Board and management align with the interests of our stockholders.

Code of Ethics

We also have adopted a Code of Conduct and Ethics, which is available on our website at www.cubist.com and is also available in print to any stockholder who requests it. Our Code of Conduct and Ethics is applicable to all Directors, Executive Officers and employees and embodies our principles and practices relating to the ethical conduct of our business and our long-standing commitment to honesty, fair dealing and full compliance with all laws affecting our business.

The Board has established a means for employees to anonymously report a violation or suspected violation of the Code of Conduct and Ethics, including those violations relating to accounting, internal accounting controls or auditing matters. To report any such violation, an employee may contact our corporate responsibility hotline at 1-888-690-3869.

Director Qualifications

The Governance Committee requires that Directors possess  personal and professional ethics, integrity and values, and are committed to representing the interests of our stockholders. Directors must have an inquisitive and objective perspective, practical wisdom and mature judgment. We endeavor to have a Board representing diverse experience at policy-making levels in business, healthcare, education and technology, and in areas that are relevant to our activities. Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and they should be committed to serve on the board for an extended period of time. The Governance Committee and the Company Secretary have developed a Director Orientation Program for new Directors, which is implemented by members of our management team.

Director Nomination Process

In addition to considering candidates suggested by stockholders, the Governance Committee considers potential candidates recruited by the Company, recommended by our Directors, Executive Officers and employees, or those recommended by others outside the Company. The Governance Committee considers all candidates in the same manner regardless of the source of the recommendation.

Nominations of persons for election to the Board may be made at a meeting of stockholders (a) by or at the direction of the Board or (b) by any stockholder who is a stockholder of record at the time of giving of notice for the election of Directors at the Annual Meeting of Stockholders and who complies with the notice procedures set forth below. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of Cubist Pharmaceuticals, Inc. at 65 Hayden Avenue, Lexington, Massachusetts 02421. To be timely, a stockholder’s notice shall be delivered to or mailed and received at our principal executive offices not less than 90 days nor more than 120 days prior to the Annual Meeting of Stockholders; provided, however, that if less than 100 days’ notice or prior public disclosure of the date of the Annual Meeting of Stockholders is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the seventh day following the day on which such notice of the date of the Annual Meeting of Stockholders or such public disclosure was made.

The stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a Director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected) and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the books of Cubist, of such stockholder and (ii) the class and number of shares of Cubist that are beneficially owned by such stockholder. In addition to the requirements set forth above, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. The Director nominees for election at the 2007 Annual Meeting were recommended by the Governance Committee and were nominated by the Board. Cubist did not receive any stockholder nominations to date this year.

In 2006, our full Board elected three new Directors, Dr. Grégoire, Dr. Archer and Mr. Soeters, each following their nomination by the Governance Committee. Dr. Grégoire was brought to the Governance

Committee’s attention by the CEO. Both Dr. Archer and Mr. Soeters were brought to the attention of the Governance Committee by an independent search firm retained by the Governance Committee. The Board has nominated Dr. Grégoire for election by our stockholders at the 2007 Annual Meeting, as described in Proposal No. 1 of this Proxy Statement.

Stockholder Communications

Stockholders may send general communications to our Board, including stockholder proposals or concerns about Cubist’s conduct. These communications may be sent to any Director, including members of the Audit Committee, in care of: Secretary, Cubist Pharmaceuticals, Inc., 65 Hayden Avenue, Lexington, Massachusetts, 02421. All communications will be reviewed by the Secretary and, unless otherwise indicated in such communication, submitted to the Board or individual Director, as appropriate.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In accordance with our written Governance Committee Charter, our Governance Committee is responsible for reviewing and pre-approving or ratifying the terms and conditions of all transactions that would be considered related party transactions pursuant to SEC rules. Any such transaction must be approved by our Governance Committee prior to our company entering into the transaction and must be on terms no less favorable to Cubist that could be obtained from unrelated third parties. A report is made to our Governance Committee annually disclosing all related parties that are employed by us and related parties that are employed by other companies with which we had a material relationship during that year, if any. No reportable transactions occurred during fiscal 2006.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, as amended, Cubist’s Directors, its Executive Officers, and persons holding more than 10% percent of our common stock are required to report their ownership of our common stock and any changes in that ownership to the SEC. Such Directors, officers, and 10% holders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file. Specific due dates for these reports have been established, and we are required to report in this Proxy Statement any failure to file by such dates during 2006. To our knowledge, all of these filing requirements were satisfied by our Directors, officers and 10% holders.

In making these statements, Cubist has relied upon the written representations of its Directors, Executive Officers and its 10% holders and copies of the reports that they have filed with the SEC.

INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has selected PricewaterhouseCoopers LLP, an independent registered public accounting firm, to examine the financial statements of Cubist for the fiscal year 2007. That selection was ratified by our Board, and our stockholders are being asked to ratify that selection at our 2007 Annual Meeting. For 2006, in addition to audit services, PricewaterhouseCoopersLLP provided tax advisory services to Cubist. The Audit Committee has considered whether the provision of these additional services is compatible with maintaining the independence of PricewaterhouseCoopers LLP. We understand the need for PricewaterhouseCoopers LLP to maintain objectivity and independence in its audit of our financial statements. To minimize relationships that could appear to impair the objectivity of PricewaterhouseCoopers LLP, our Audit Committee has restricted the non-audit services that PricewaterhouseCoopers LLP may provide to us primarily to tax services and merger and acquisition due diligence and audit services. The Audit Committee pre-approved all services provided by PricewaterhouseCoopers LLP for 2006 and 2005.

The aggregate fees billed for professional services by PricewaterhouseCoopers LLP for 2006 and 2005 for these various services were:

Types of Fees	2005	2006
Audit Fees(1)	$501,150	$622,780
Audit-Related Fees(2)	0	44,326
Tax Fees(3)	246,642	521,975
All Other Fees(4)	1,500	1,500
Total	$749,292	$1,190,581

(1)          Audit Fees consist of fees for professional services for the audit of Cubist’s consolidated financial statements and internal control over financial reporting included in our Annual Report on Form 10-K, the review of the interim financial statements included in our Quarterly Reports on Form 10-Q, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)          Audit-Related Fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of Cubist’s financial statements and which are not reported under “Audit Fees.”

(3)          Tax Fees consist of fees for tax advice services relating to federal and state tax return preparation, a Massachusetts state tax audit, and other strategic tax advice.

(4)          All Other Fees are billed by PricewaterhouseCoopers LLP to Cubist for any services not included in the first three categories.

REPORT OF THE AUDIT COMMITTEE(1)

In fulfilling its oversight responsibility, the Audit Committee reviewed the Company’s audited 2006 year-end financial statements with management and the independent auditors, PricewaterhouseCoopers LLP, an independent registered public accounting firm. The Committee discussed with the independent auditors the matters to be discussed by Statement of Auditing Standards No. 61. In addition, the Committee received from the independent auditors, written disclosure and the letter required by Independence Standards Board Standard No. 1 and the information required under Regulation S-X Rule 2-07 of the Securities Act of 1933, as amended. The Committee also discussed with the independent auditors the auditors’ independence from management and the Company, including a review of audit and non-audit fees and the matters covered by the written disclosures and letter provided by the independent auditors.

The Committee discussed with Cubist’s independent auditors the overall scope and plans for their audit. The Committee met with the independent auditors, with and without management present, to discuss the results of their audits and reviews, their evaluations of Cubist and its personnel, the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Committee met with the Company’s internal auditors, Vitale, Caturano & Company, Ltd., with and without management present. The Committee met with the Company’s Chief Compliance Officer, with and without management present.

Based on the reviews and discussions referred to above, the Committee reviewed and recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the SEC.

Audit Committee
Matthew Singleton, Chairman
Kenneth Bate
Martin Soeters
February 26, 2007

(1)          Notwithstanding anything to the contrary set forth in any of Cubist’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the Report of the Audit Committee shall not be incorporated by reference into any such filings.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees for Election as Directors

Our Board is divided into three classes, with one class of Directors elected each year for a three-year term of office at the Annual Meeting of Stockholders. All Directors of a class hold their positions until the Annual Meeting of Stockholders at which their terms of office expire and until their successors have been duly elected and qualified.

The term of office of the current Class II Directors will expire on June 7, 2007 at the 2007 Annual Meeting. The current Class II Directors are Mr. Bonney, Mr. Maupay and Dr. Grégoire.

The Board has nominated Mr. Bonney and Mr. Maupay for re-election and Dr. Grégoire for election as Class II Directors to hold office until the 2010 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified. In the event that any of the nominees shall be unable or unwilling to serve as a Director, the Board shall reserve discretionary authority to vote for a substitute or substitutes. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve. Proxies cannot be voted for any persons other than the nominees.

Our Board has considered the issue of Board leadership and has concluded that having a rotating Lead Director is best suited for the Board’s leadership needs. Mr. Bate became Lead Director at last year’s Annual Meeting of Stockholders.

Vote Required

The affirmative vote of a plurality of the shares of common stock present or represented and entitled to vote at the 2007 Annual Meeting, in person or by proxy, is required for the election of each of the nominees.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS
VOTE “FOR” THE DIRECTOR NOMINEES IDENTIFIED IN PROPOSAL NO. 1

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Introduction and Background

We are seeking stockholder approval to amend Article IV of our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 100,000,000 to 150,000,000 and make the necessary corresponding change to increase our authorized capital stock to 155,000,000 shares in light of the already authorized aggregate 5,000,000 shares of preferred stock.

On March 8, 2007, our Board of Directors, adopted and approved an amendment to Article IV of the Restated Certificate of Incorporation to increase the number of shares of common stock authorized for issuance by Cubist from 100,000,000 shares to 150,000,000 shares, and make the necessary corresponding change to increase our authorized capital stock to 155,000,000 in light of the already authorized aggregate 5,000,000 shares of preferred stock. There is no proposal to increase the number of shares of preferred stock that we are authorized to issue.

As of April 12, 2007, the number of shares of our common stock issued or reserved for issuance totaled approximately ____________  shares.

Following our initial public offering in 1996, we had 50,000,000 authorized shares of common stock and 5,000,000 authorized shares of preferred stock. The number of authorized shares of common stock was increased to 100,000,000 at our 2004 Annual Meeting of Stockholders, following Board and stockholder approval. As of April 12, 2007, the number of shares of our common stock issued and outstanding was ____________. An additional ____________  shares were reserved for issuance for our existing subordinated convertible debt, our various equity incentive plans, and our 401(k) plan. This leaves only ____________ shares available for issuance for other purposes out of the 100,000,000 shares of common stock currently authorized. Our Board believes it is in the Company’s best interest to increase the number of authorized shares in order to have a sufficient number of shares available for future issuances from time to time for general corporate purposes when the Board determines that such issuances may be desirable.

If this proposal is approved, all or any of the newly authorized shares may be issued without further stockholder action (unless such approval is required by applicable law or regulatory authorities, including Nasdaq). The issuance of shares other than on a pro-rata basis to all stockholders would reduce the proportionate interest in the Company of each stockholder. The holders of any of the additional shares of common stock issued in the future would have the same rights and privileges as the holders of the shares of common stock currently authorized and outstanding. Those rights do not include preemptive rights with respect to the future issuance of any additional shares.

Reasons for Amendment

Potential uses of the additional authorized shares may include, but are not limited to; (i) debt or equity financings, (ii) acquisitions of other companies, drug candidates or drug products, (iii) modifications to relationships with existing partners and collaborators, (iv) the development of new collaborations or partnerships, (v) equity incentives for our employees (including management) and Directors, and (vi)  other bona fide corporate purposes.

Having the additional authorized shares available is important to our continued efforts to seek opportunities to expand our pipeline of drug candidates. We expect to expand our pipeline through our internal drug discovery efforts and through the acquisition of drug candidates and technologies from external sources. We may acquire external drug candidates and technologies through licensing arrangements or through acquisitions of drug candidates or companies. We may need to use shares of common stock to complete such business development transactions. Approval of the proposed amendment to our Restated Certificate of Incorporation, as amended, will give us greater flexibility in pursuing these opportunities. If the authorization of an increase in the available common stock is postponed until the foregoing specific needs arise, the delay and expense incident to obtaining approval of the stockholders at that time could impair our ability to meet our objectives.

We also require an increase in authorized shares in order to continue to provide equity incentives for our employee base, our management, and our Board through the issuance of stock options or stock awards consistent with our past practices and pursuant to our equity plans. The availability of shares for issuance under our plans is vital to enable the Company to attract and retain talented employees.

If the amendment is approved, as soon as practicable after the 2007 Annual Meeting, we will file an amendment to the Restated Certificate of Incorporation, as amended, with the office of the Delaware Secretary of State to reflect the increase in the authorized number of shares of our common stock. A copy of the Certificate of Amendment to the Restated Certificate of Incorporation that we would file is set forth in Appendix A to this Proxy Statement and is incorporated herein by reference. You are encouraged to read the Certificate of Amendment carefully.

Vote Required

The affirmative vote of the holders of a majority of outstanding shares of Cubist common stock will be required to approve this amendment to the Restated Certificate of Incorporation.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
VOTE “FOR” PROPOSAL NO. 2

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO AMENDED AND RESTATED
1997 EMPLOYEE STOCK PURCHASE PLAN TO EXTEND THE PLAN AND
INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE PLAN

Introduction and Background

We are asking our stockholders to approve an amendment to our Amended and Restated 1997 Employee Stock Purchase Plan, or ESPP. The amendment would extend the ESPP, which expires on November 30 of this year, for an additional ten years and authorize the addition of 250,000 shares to the 500,000 shares currently available for issuance under the ESPP. The Board approved this amendment on March 8, 2007. Our Named Executive Officers, each of whom may participate in the ESPP, have an interest in this proposal.

The ESPP became effective in December 1997 with 250,000 shares allocated to the ESPP, which was increased to 500,000 shares at our 2005 Annual Meeting of Stockholders, following Board and stockholder approval. As of April 12, 2007, there were only 132,996 shares available for issuance under the ESPP. The amendment will extend the ESPP for ten additional years, until 2017, and increase the number of shares of our common stock available for issuance under the ESPP by 250,000 shares. The 382,996 shares then available for issuance under the ESPP represents less than one percent of our total outstanding shares as of April 12, 2007. We anticipate that these remaining shares will allow us to continue to maintain the ESPP for approximately three years.

A copy of the ESPP, as proposed to be amended by this Proposal, is attached as Appendix B to this proxy statement. The essential features of the ESPP are summarized below.

Reasons for Amendment

We believe the ESPP is an important component of our employee compensation package and allows us to hire and retain high quality employees. The ESPP also provides a convenient and appropriate means for employees to purchase ownership in the Company, which helps align our employees’ and our stockholders’ interests. The extension of the ESPP and the increase in the number of shares of stock available for issuance under the ESPP is necessary for us to maintain this important program for the coming years.

Summary of the 1997 Employee Stock Purchase Plan

The following description of certain provisions of the ESPP, as proposed to be amended by this Proposal, is intended as a summary of such provisions and does not purport to be a complete statement of such provisions or of the ESPP or its operation; and such description is qualified in its entirety by reference to the provisions of the ESPP attached hereto at Appendix B.

Purpose.   The ESPP provides an opportunity to our employees to purchase options to purchase shares of our common stock, or Options, through payroll deductions and in accordance with the terms of the ESPP. The ESPP encourages ownership of stock by our employees, thereby helping us to retain the services of our employees, attract and retain new employees of high quality, and provide additional incentive for our employees to promote the success of our business.

Proceeds received by the Company from the exercise of the Options are used for general corporate purposes. The ESPP is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Purchase of Options.   Options are issued to each participating employee based on the employee’s determination of the percentage of such employee’s base compensation, up to 15%, which is deducted from his or her payroll and contributed to the ESPP.  Options are issued on the first day of the two offering periods during each year, or Offering Periods, with the first Offering Period running from January 1st through June 30th, and the second Offering Period running from July 1st through December 31st. Each Option entitles the participating employee to purchase shares of our common stock at a price equal to 85% of the lesser of: (a) the fair market value of the shares as of the first business day of the Offering Period, and (b) the fair market value of the shares as of the last business day of the Offering Period. On the last business day of the Offering Period, the participating employee may purchase the number of shares purchasable by his or her accumulated payroll deductions, or, if less, the maximum number of shares subject to the Option.

Shares Available for Issuance.   The proposed amendment will increase the total number of shares of our common stock that have been reserved for issuance under the ESPP to 750,000. The number of shares of common stock previously reserved for issuance under the ESPP was 500,000 shares. As of April 12, 2007 a total of 367,004 shares of common stock had been issued and sold to employees under the ESPP, leaving just 132,996 shares available for purchase. The Board of Directors approved the amendment to increase the number of shares reserved for issuance under the ESPP by 250,000 on March 8, 2007.

Administration.   The ESPP is administered by the Board. The Board may delegate all or a portion of its authority with respect to the ESPP to the Compensation Committee. Until such delegation is revoked by the Board, the Compensation Committee may exercise all powers under the ESPP that are so delegated. Subject to any such delegation, the Board has complete authority to interpret the ESPP, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the options granted under the ESPP, and to make all other determinations deemed necessary or advisable by it for the administration of the ESPP. All determinations of the Board under the ESPP are final and binding as to all persons having or claiming any interest in or arising out of the ESPP.

Eligibility and Participation.   Options under the ESPP may be granted only to employees who are customarily employed by the Company for more than twenty hours per week and for more than five months per calendar year. No employee is eligible to participate in the ESPP if, following the exercise of an Option granted to such employee, the employee would own stock representing 5% or more of the total combined voting power or value of all classes of stock of the Company.

No employee may purchase more than $25,000 worth of our common stock under the ESPP (determined by the market value of such stock as of the date of the grant of the Option) and any other “employee stock purchase plans” (as defined in the Code) for each calendar year in which such Option is outstanding at any time.

Unless the Compensation Committee decides otherwise prior to the commencement of an Offering Period, all participating employees are permitted once per Offering Period to change the percentage of base compensation withheld during an Offering Period. In addition, once per Offering Period a participating employee may withdraw all of his or her accumulated payroll deductions from the ESPP by submitting a written request to the Company’s human resources department no later than the close of business on the last business day of the Offering Period. The percentage of base compensation withheld may also be changed from one Offering Period to another.

As of April 12, 2007, there were ________ Company employees eligible to participate in the ESPP, including seven Executive Officers (one of whom is a Director). Participation in the ESPP is voluntary. Each participating employee’s level of participation depends on the employee’s determination as to the level of payroll deductions to be allocated to the purchase of stock under the ESPP. Accordingly, future purchases by Executive Officers and other employees under the ESPP are not determinable.

Approximately 30% of our employees participated in the ESPP during the most recent purchase period.

Transferability of Options.   Options under the ESPP are not transferable, otherwise than by will or by the laws of descent and distribution, and may be exercised during the life of the participating employee only by the participating employee.

Termination of Employment of Participating Employee.   If a participating employee ceases for any reason, other than retirement after age 65 or death, to be continuously employed by the Company, whether due to voluntary severance, involuntary severance, or transfer, his or her Options immediately expire, and the participating employee’s accumulated payroll deductions are returned to the participating employee. Military or sick leave is not deemed a termination provided it does not exceed the longer of 90 days or the period during which the rights of the absent participating employee are guaranteed by statute or by contract. If a participating employee retires after age 65 or dies, the participating employee or, in the case of death, his or her beneficiary may withdraw the participating employee’s accumulated payroll deductions, or purchase shares on the last business day of the Offering Period to the extent that the participating employee would be so entitled had he or she continued to be employed by the Company, but any such purchase shall be limited by the amount of the participating employee’s accumulated payroll deductions as of the date of his or her retirement or death. Accumulated payroll deductions are applied by the Company toward the purchase of shares only if the participating employee or, in the case of death, his or her beneficiary submits to the Company not later than the last business day of the Offering Period a written request that the deductions be so applied.

Term and Termination of the ESPP; Amendment.   If the proposed amendment is approved, options under the ESPP could be granted until November 30, 2017. The ESPP as initially approved in 1997 expires on November 30, 2007. On March 8, 2007, the Board approved the amendment to extend the ESPP until 2017. The Board may, at any earlier time, terminate the ESPP or make such modifications of the ESPP as it shall deem advisable; provided, however, that the Board of Directors may not without approval by the holders of a majority of the outstanding shares of common stock, increase the maximum number of shares of common stock purchasable under the ESPP or change the description of employees or classes of employees eligible to receive Options. No termination or amendment of the ESPP may, without the consent of a participating employee to whom an Option under the ESPP has been granted, adversely affect the rights of such participating employee under such Option.

Federal Income Tax Aspects of the ESPP.

The following discussion is a general summary of the United States federal income tax consequences of the grant and exercise of Options under the ESPP and the disposition of shares of common stock received upon such exercise by persons who are citizens or residents of the United States, as determined for United States federal income tax purposes. This discussion does not deal with all federal income tax considerations that may be relevant to Option holders. In addition, no foreign, state, local or other tax considerations are addressed in this discussion.

The discussion below is based on currently existing provisions of the Code, Treasury Department regulations thereunder, published positions of the Internal Revenue Service and court decisions. All of the foregoing are subject to change, and any such change could affect the continuing validity of this discussion. Any future legislation or regulations could apply retroactively.

The ESPP is intended to qualify as an “employee stock purchase plan” as defined under Section 423 of the Code. Under the applicable Code provision, a participating employee generally will recognize no federal income tax upon either the grant or exercise of an Option granted under the Plan.

If a participating employee sells or otherwise disposes of shares of the Company’s common stock purchased under the ESPP within two years after the date the applicable Option was granted, or within one year after the date such Option was exercised, such participating employee will generally be taxed at ordinary income rates on an amount equal to the difference between the exercise price and the fair market value of the shares of common stock at the time the Option was exercised, and the Company will be entitled to a deduction of an equivalent amount. The difference between the amount received on the disposition of the shares and the participating employee’s tax basis in the shares, as adjusted to reflect the amount taxed as ordinary income, will be recognized as a capital gain or loss.

If a participating employee: (i) sells or otherwise disposes of shares of common stock purchased under the ESPP more than two years after the applicable Option was granted, and more than one year after the Option was exercised, and if the employee was eligible to participate in the ESPP at all times during the period beginning with the date the Option was granted and ending three months before the date of exercise, or (ii) dies while holding the shares, such participating employee will be taxed at ordinary income rates on the amount equal to the lesser of (a) the excess of the fair market value of such shares at disposition or death over the amount paid for the shares upon exercise of the Option, or (b) the excess of the fair market value of the shares at the time the Option was granted over the purchase price. The Company will not be entitled to a corresponding deduction. In the event of disposition after the holding periods have been met, the difference between the amount realized on the disposition of such shares and the participating employee’s tax basis in such shares (as adjusted by the amount of ordinary income recognized) will be recognized as a long-term capital gain or loss.

For purposes of the foregoing summary of federal income tax consequences, we assumed that no Option under the ESPP will be considered “deferred compensation” as that term is defined for purposes of recent federal tax legislation governing nonqualified deferred compensation arrangements, Section 409A of the Code, or, if any Option were considered to any extent to constitute deferred compensation, its terms would comply with the requirements of that legislation (in general, by limiting any flexibility in the time of payment). If an Option includes deferred compensation, and its terms do not comply with the requirements of the legislation, then any deferred compensation component of Option under the ESPP will be taxable when it is earned and vested (even if not then payable) and the recipient will be subject to a 20% additional tax.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the 2007 Annual Meeting will be required to approve this amendment to the ESPP.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
VOTE “FOR” PROPOSAL NO. 3

PROPOSAL NO. 4

APPROVAL OF AMENDMENT TO AMENDED AND RESTATED
2002 DIRECTORS’ EQUITY INCENTIVE PLAN TO
ALLOW FOR THE ISSUANCE OF STOCK AWARDS AND TO
INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE PLAN

Introduction and Background

We are asking our stockholders to approve an amendment to our Amended and Restated 2002 Directors’ Equity Incentive Plan, or Directors’ Plan. The amendment would authorize the issuance of stock awards under the Directors’ Plan, in addition to the stock options and restricted stock grants already allowed under the Directors’ Plan, and authorize the addition of 300,000 shares to the 675,000 shares currently reserved for issuance under the Directors’ Plan. The Board of Directors approved this amendment, on March 8, 2007. Our Directors (other than our CEO) have an interest in this proposal, in that they can receive options, restricted stock, and, if this Proposal No. 4 is approved, stock awards under the Directors’ Plan.

The Directors’ Plan was first approved by our stockholders in June 2002 with 175,000 shares reserved for issuance. The number of shares reserved for issuance was increased to 525,000 at our 2004 Annual Meeting of Stockholders and to 675,000 shares at our 2006 Annual Meeting of Stockholders, each time following Board and stockholder approval. As of April 12, 2007, there were only __________  shares available for issuance under the Directors’ Plan. The amendment will authorize the issuance of stock awards to Directors and increase the number of shares of our common stock available for issuance under the Directors’ Plan by 300,000 to __________ . The __________ shares then available for issuance under the Directors’ Plan would represent less than __________ percent of our total outstanding shares as of April 12, 2007.

The Board, based upon a recommendation of the Compensation Committee, approved a new Director compensation plan on March 8, 2007, which will affect the number of shares of Company common stock covered by the annual options awarded to Directors. The Compensation Committee recommendation was made after consultation with the Compensation Committee’s independent compensation consultant, regarding the results of the consultant’s survey of comparable companies as described in the compensation discussion and analysis section of this Proxy Statement. Under the new compensation plan, every year, each Director will receive an option to purchase 15,000 shares of Company common stock (or 22,500 shares for a Lead Director and 30,000 shares for a Chairman of the Board) at the Annual Meeting of Stockholders. In addition, each Director will receive an annual retainer of $12,000 (or $18,000 for a Lead Director and $24,000 for a Chairman of the Board). If this amendment is approved, Directors will have the option to take the retainer in cash or as a stock award.

Based on the new compensation plan we anticipate that the __________  remaining shares available for issuance under the Directors’ Plan would allow us to continue to maintain the Directors’ Plan for approximately three years for a Board of up to 11 Directors.

A copy of the Directors’ Plan, as proposed to be amended by this Proposal, is attached as Appendix C to this proxy statement. The essential features of the Directors’ Plan are summarized below.

Reasons for Amendment

We believe the Directors’ Plan is an important component of our Director compensation package and allows us to attract and retain high quality board members. The ability to issue stock awards under the plan is necessary to enable our Directors to elect to receive their annual retainers as stock awards, which facilitates our Directors’ ability to comply with our Equity Ownership Guidelines, and, accordingly, better align their interests with our stockholders’ interests and promote the success of the Company’s business. The increase in the number of shares of stock available for issuance under the Directors’ Plan is necessary for us to maintain this important benefit plan.

Summary of the Directors’ Plan

The following description of certain provisions of the Directors’ Plan, as proposed to be amended by this Proposal, is intended as a summary of such provisions and does not purport to be a complete statement of such provisions or of the Directors’ Plan or its operation; and such description is qualified in its entirety by reference to the provisions of the Directors’ Plan attached hereto at Appendix C.

Purpose.   The purpose of the Directors’ Plan is to promote the recruiting and retention of highly qualified Directors, to strengthen commonality of interest between Directors and stockholders by encouraging stock ownership by outside Directors of Cubist and to provide additional incentive for them to promote the success of Cubist’s business. Options granted under the Directors’ Plan are not incentive stock options.

Administration.   The Directors’ Plan is administered by the Compensation Committee. Subject to the provisions of the Directors’ Plan, the Compensation Committee has complete authority to interpret the Directors’ Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of award agreements (which need not be identical), and to make all other determinations deemed necessary or advisable by it for the administration of the Directors’ Plan.

Eligibility.   Only members of Cubist’s Board who are not employees or officers of Cubist may be granted awards under the Directors’ Plan.

Automatic Grants.   Under the Directors’ Plan, each non-employee Director who is elected to the Board for the first time is automatically granted on such Director’s first election date, an option to purchase 10,000 shares of our common stock. If such Director is elected Lead Director at such time, the Director is automatically granted an option to purchase 15,000 shares and if such Director is elected Chairman of the Board at such time, the Director is automatically granted an option to purchase 20,000 shares. In addition, each non-employee Director that continues to serve as a Director at the close of business on the date of the Annual Meeting of Stockholders, is automatically granted on such business day a stock option in an amount previously determined by the Board. On March 8, 2007, the Board set the amount for such annual grants for the 2007 Annual Meeting as a stock option exercisable for 15,000 shares for each Director, an additional 7,500 shares for the Lead Director, and an additional 15,000 shares for a Chairman if we had a Chairman of our Board at the time of the 2007 Annual Meeting.

Because of the Board’s discretion in setting the annual grant, the maximum number of shares of common stock covered by grants that may be received by each non-employee Director under the Director’s Plan each year is not determinable in advance.

Shares Subject to the Directors’ Plan and to Outstanding Awards.   If the proposed amendment is approved, a total of 975,000 shares of common stock would be reserved for issuance under the Directors’ Plan. As of April 12, 2007, options to purchase ____________ shares have been issued under the Directors’ Plan.

The number of shares of common stock covered by each outstanding award under the Directors’ Plan, the option exercise price of each option, the repurchase price of each share of restricted stock then subject to a risk of forfeiture in the form of a Company repurchase right, as well as the number of shares that may be awarded under the Directors’ Plan, will be proportionately adjusted for any increase or decrease in the number of outstanding shares of common stock by reason of (i) the subdivision (e.g., split-up) or combination of such shares, (ii) any stock dividend payable in shares of common stock, or (iii) any reclassification of outstanding shares of common stock.

In the event that we are acquired, the Board has the authority to terminate all awards granted pursuant to the Directors’ Plan that remain unexercised, in the case of options, or subject to a risk of forfeiture, in the case of restricted stock, at the closing of that transaction. In the event of a reclassification or change of the outstanding shares of common stock or in the event of any consolidation or merger of Cubist with or into another company or in the event of any sale or conveyance to another company or entity of the property of Cubist as a whole or substantially as a whole, then (i) each option outstanding immediately prior to such reclassification, change, consolidation, merger, sale or conveyance shall become exercisable for shares of stock or other securities equivalent in kind and value to those shares of stock or other securities that the holder of such option would have received if he or she had exercised such option in full immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and had continued to hold such shares of stock or other securities (together with all other shares, stock and securities that thereafter would have been issued in respect thereof) to the time of the exercise of such option, and (ii) any risk of forfeiture applicable to any restricted stock immediately prior to such reclassification, change, consolidation, merger, sale or conveyance shall expire. The Compensation Committee, however, has the discretion to prevent such acceleration in the case of a consolidation, merger or sale of Cubist that the Compensation Committee deems not to be a change in corporate control.

The exercise price of each formula option is equal to the fair market value of the common stock on the applicable grant date, which will be deemed to be equal to the closing price of a share of common stock on such date, as reported on Nasdaq, or if no trades were reported on such date, the closing price of a share of common stock on the most recent trading day preceding the date of grant on which a trade occurred. The term of each formula option is ten years from the applicable grant date. Initial grants are exercisable in twelve equal quarterly installments. Annual grants to Directors are exercisable according to a schedule determined by the Board in its sole discretion.

Method of Exercise of Options.   An optionee may exercise an option under the Directors’ Plan by giving written notice of exercise to us, accompanied by (i) a check or bank draft payable to the order of Cubist in an amount equal to the aggregate exercise price for the shares of common stock being purchased by the optionee, (ii) shares of common stock having a fair market value equal to the aggregate exercise price for the shares of common stock being purchased by the optionee. No Holder shall be permitted to effect payment of any amount of the option price of the shares of common stock by executing and delivering a promissory note.

Upon exercise of any option by an optionee, we will have the right to require such optionee to remit to us an amount sufficient to satisfy federal, state, local, employment or other tax withholding requirements if and to the extent required by law.

In lieu of delivering a check, bank draft or other shares of common stock in connection with any exercise of any option, an optionee would be able, unless prohibited by applicable law, to elect to effect payment in connection with such exercise by means of a “cashless” exercise. To effect a cashless exercise, an optionee must include with the written notice of exercise (i) irrevocable instructions to deliver for sale to a registered securities broker acceptable to us a number of shares of common stock subject to the option being exercised sufficient, after brokerage commissions, to cover the aggregate exercise price payable with respect to such shares and, if the optionee further elects, the optionee’s withholding obligations, if any, with respect to such exercise, together with (ii) irrevocable instructions to such broker to sell such shares and to remit directly to us such aggregate exercise price and, if the optionee has so elected, the amount of such withholding obligations. We will not be required to deliver to such securities broker any stock certificate for such shares until we have received from the broker such aggregate exercise price and, if the optionee has so elected, the amount of such withholding obligations.

Acceleration of Exercisability of Options.   The Compensation Committee may accelerate the exercisability of any option in whole or in part at any time.

Method of Awarding of Restricted Stock.   Shares of restricted stock may be issued under the Directors’ Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Compensation Committee. Each Director receiving a restricted stock award will be issued a stock certificate in respect of such shares of restricted stock. The Compensation Committee may require that the stock certificates evidencing shares of restricted stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Director to whom such restricted stock award was granted deliver a stock power, endorsed in blank, relating to the stock covered by such award.

For a period of time established by the Compensation Committee, shares of restricted stock shall be subject to limitations on transferability and a risk of forfeiture arising on the basis of such conditions related to the performance of services, Company or affiliate performance or otherwise as the Compensation Committee may determine and provide for in the applicable award agreement. Any such risk of forfeiture may be waived or terminated, or the restriction period shortened, at any time by the Compensation Committee on such basis as it deems appropriate.

If and when the restriction period expires without a prior forfeiture of the restricted stock, the certificates for such shares shall be promptly delivered to the Director.

Method of Awarding Stock Grants.   Each stock grant agreement, if any, shall be in such form and shall contain such terms and conditions as the Compensation Committee shall deem appropriate. Stock grants may be awarded in consideration for past services actually rendered to the Company. Rights to acquire shares of common stock under the stock grant agreement shall be transferable by the individual only upon such terms and conditions as are set forth in the stock grant agreement, as the Compensation Committee shall determine in its discretion, so long as common stock awarded under the stock grant agreement remains subject to the terms of the stock grant agreement. Upon the award of a stock grant, we have the right to require the recipient to remit to us an amount sufficient to satisfy federal, state, local, employment or other tax withholding requirements if and to the extent required by law.

Transferability of Awards.   Awards under the Directors’ Plan are not transferable, except by will or the laws of descent and distribution or except to the extent authorized and permitted by the Compensation Committee.

Termination of Association with Cubist.   If an optionee under the Directors’ Plan ceases to be a Director of Cubist or its subsidiaries for any reason other than death, any option held by such optionee or a permitted transferee of such optionee may only be exercised, if at all, by such optionee or such permitted transferee, as the case may be, at any time within 90 days after such cessation, but only to the extent exercisable at the time of such cessation and in no event after the expiration of the term of such option. If an optionee dies, any option held by such optionee or a permitted transferee of such optionee may be exercised by such optionee, such optionee’s executor or administrator or such permitted transferee, as the case may be, at any time within the shorter of the term of such option or 12 months after the date of retirement or death, but only to the extent exercisable at death. Options that are not exercisable at the time of such cessation, or which are so exercisable but are not exercised within the time periods described above, shall terminate. If a holder of a restricted stock Award ceases to be a Director of Cubist or its subsidiaries for any reason other than death, any awards of restricted stock held by such Director at such time shall be forfeited or otherwise subject to return to or repurchase by Cubist on the terms specified in the applicable Award agreement.

In the event that the applicable stock grant agreement contains specific provisions governing the effect that any such cessation will have on the exercisability of such award or in the event that the Board, the Compensation Committee or any other committee of the Board composed of outside Directors that are disinterested on the matter at any time adopts specific provisions governing the effect that any such cessation will have on the award, then such provisions will, to the extent they are inconsistent with the Directors’ Plan, control and be deemed to supersede any conflicting provisions of the Directors’ Plan.

Term and Termination of the Directors’ Plan; Amendment.   Awards under the Directors’ Plan cannot be granted later than June 30, 2012. The Board may, at any earlier time, terminate the Directors’ Plan or make such modifications of the Directors’ Plan as it shall deem advisable. No termination or amendment of the Directors’ Plan which (a) reduces the number of shares of stock subject to awards, (b) increases the option price, or (c) changes the vesting schedule may adversely affect the rights of the recipient under such Award. Additionally, no repricing of outstanding awards shall be permitted under the Directors’ Plan without first receiving approval from the holders of a majority of the outstanding shares of common stock.

Federal Tax Consequences to Cubist and to the Award Recipient

The following is a brief and general discussion of the United States federal income tax consequences to recipients of awards granted under the Directors’ Plan. This summary is not comprehensive and is based upon laws and regulations in effect on the date of this proxy statement. Such laws and regulations are subject to change. This summary is intended for the information of stockholders considering how to vote and not as tax guidance to participants in the Directors’ Plan. Participants in the Directors’ Plan should consult their own tax advisors as to the tax consequences of participation.

•       Nonstatutory stock options. Generally, there are no federal income tax consequences to the participants upon grant of nonstatutory stock options. Upon the exercise of such an option, the participant will recognize ordinary income in an amount equal to the amount by which the fair market value of the common stock acquired upon the exercise of such option exceeds the exercise price, if any. A sale of common stock so acquired will give rise to a capital gain or loss equal to the difference between the fair market value of the common stock on the exercise and sale dates.

•       Restricted Stock. A participant will generally recognize ordinary income on receipt of an award of restricted stock when his or her rights in that award become substantially vested, in an amount equal to the amount by which the then fair market value of the common stock acquired exceeds the price he or she has paid for it, if any. Recipients of restricted stock may, however, within 30 days of receiving an award of restricted stock, choose to have any applicable risk of forfeiture disregarded for tax purposes by making an “83(b) election.” If the participant makes an 83(b) election, he or she will have to report compensation income equal to the difference between the value of the shares and the price paid for the shares, if any, at the time of the transfer of the restricted stock.

•       Stock Grants. A participant will generally recognize ordinary income on receipt of any shares of common stock under the Directors’ Plan.

•       Potential Deferred Compensation. For purposes of the foregoing summary of federal income tax consequences, we assumed that no award under the Directors’ Plan will be considered “deferred compensation” as that term is defined for purposes of recent federal tax legislation governing nonqualified deferred compensation arrangements, Section 409A of the Code, or, if any award were considered to any extent to constitute deferred compensation, its terms would comply with the requirements of that legislation (in general, by limiting any flexibility in the time of payment). If an award includes deferred compensation, and its terms do not comply with the requirements of the legislation, then any deferred compensation component of an award under the Directors’ Plan will be taxable when it is earned and vested (even if not then payable) and the recipient will be subject to a 20% additional tax.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the 2007 Annual Meeting will be required to approve this amendment to the Directors’ Plan.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS
VOTE “FOR” PROPOSAL NO. 4

PROPOSAL NO. 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has selected PricewaterhouseCoopers LLP, an independent registered public accounting firm, as the Company’s independent auditors for fiscal year 2007, and the Board has ratified such appointment. The Board has directed that management submit the selection of PricewaterhouseCoopers LLP as our independent auditors for ratification by the stockholders at the 2007 Annual Meeting.

PricewaterhouseCoopers LLP, or its predecessor Coopers & Lybrand, has audited the Company’s consolidated financial statements since the Company’s inception in 1992. Representatives of PricewaterhouseCoopers are expected to be at the 2007 Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholder ratification of the selection of PricewaterhouseCoopers LLP as our independent auditors is not required by our By-Laws or otherwise. However, the Board is submitting this selection to the stockholders for ratification as a matter of good corporate practice. In the event the stockholders fail to ratify the selection of PricewaterhouseCoopers LLP, the Audit Committee will not be required to replace PricewaterhouseCoopers LLP as our independent auditors. In the event of such a failure to ratify, the Audit Committee and the Board will reconsider whether or not to retain that firm for future service. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time if the Audit Committee determines that such a change would be in our and our stockholders’ best interests.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the 2007 Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP as our independent auditors.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS
VOTE “FOR” PROPOSAL NO. 5

TAX ADVICE

Internal Revenue Service regulations provide that, for the purpose of avoiding certain penalties under the Code, taxpayers may rely only upon opinions of counsel that meet specific requirements set forth in the regulations, including a requirement that such opinions contain extensive factual and legal discussion and analysis. Any tax advice that may be contained in this document does not constitute an opinion that meets the requirements of the regulations. Any such tax advice therefore cannot be used, and was not intended or written to be used, for the purpose of avoiding any federal tax penalties that the IRS may attempt to impose. Because such tax advice could be viewed as a “marketed opinion” under IRS regulations, those regulations required this document to state that any such tax advice was written to support the “promotion or marketing” of the matters set forth in this document.

STOCKHOLDER PROPOSALS

All stockholder proposals that are intended to be presented at the 2008 Annual Meeting of Stockholders of Cubist must be received by Cubist not less than ninety days nor more than one hundred and twenty days prior to the 2008 Annual Meeting of Stockholders in order that they be considered for inclusion in the Board’s proxy statement and form of proxy relating to that Annual Meeting of Stockholders.

OTHER BUSINESS

The Board knows of no other business to be acted upon at the 2007 Annual Meeting. However, if any other business properly comes before the 2007 Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their judgment.

The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the 2007 Annual Meeting, please sign the proxy and return it in the enclosed envelope, or vote by telephone or on the Internet by following the instructions on the enclosed proxy card.

ANNUAL REPORT ON FORM 10-K

A copy of Cubist’s Annual Report on Form 10-K for the year ended December 31, 2006 is being furnished to stockholders together with this Proxy Statement. Copies of the Annual Report on Form 10-K are available without charge to each stockholder upon written request to Secretary, Cubist Pharmaceuticals, Inc., 65 Hayden Avenue, Lexington, MA 02421.

Dated:  April [ ], 2007

Appendix A

CERTIFICATE OF AMENDMENT

CERTIFICATE OF AMENDMENT
to the
RESTATED CERTIFICATE OF INCORPORATION
of
CUBIST PHARMACEUTICALS, INC.
(Pursuant to Sections 242 of the Delaware General Law)

It is hereby certified that:

1.                The name of the Corporation is Cubist Pharmaceuticals, Inc.

2.                Article Fourth of the Certificate of Incorporation of the Corporation is hereby amended to increase the total number of shares of Common Stock that the Corporation shall have authority to issue from 100,000,000 shares to 150,000,000 shares. Therefore, the total number of shares of all classes of capital stock that the corporation shall have authority to issue is 155,000,000, consisting solely of:

150,000,000	shares of common stock $.00l par value per share (“Common Stock”); and
5,000,000	shares of preferred stock, $.00l par value per share (“Preferred Stock”).

3.                The amendment of the Restated Certificate of Incorporation herein certified has been adopted by the stockholders of the Company pursuant to Section 242 of the General Corporation Law of the State of Delaware at the Annual Meeting of Stockholders of the Company held on June 7, 2007.

CUBIST PHARMACEUTICALS, INC.
Signed on June , 2007	By:	/s/ DAVID MCGIRR
Name: David McGirr
Title: Senior Vice President and Chief Financial Officer

A-1

Appendix B

AMENDED AND RESTATED 1997 EMPLOYEE STOCK PURCHASE PLAN

CUBIST PHARMACEUTICALS, INC.

AMENDED AND RESTATED
1997 EMPLOYEE STOCK PURCHASE PLAN

1.   Definitions.   As used in this Amended and Restated 1997 Employee Stock Purchase Plan of Cubist Pharmaceuticals, Inc., the following terms shall have the meanings respectively assigned to them below:

(a)   Base Compensation means annual or annualized base compensation, exclusive of overtime, bonuses, contributions to employee benefit plans, or other fringe benefits.

(b)   Beneficiary means the person designated as the Participating Employees’ beneficiary on the Participating Employee’s Membership Agreement or other form provided by the personnel department of the Company for such purpose or, if no such beneficiary is named, the person to whom the Option is transferred by will or under the applicable laws of descent and distribution.

(c)   Board means the board of directors of the Company, except that, if and so long as the board of directors of the Company has delegated pursuant to Section 4 its authority with respect to the Plan to the Committee, then all references in this Plan to the Board shall refer to the Committee acting in such capacity.

(d)   Code means the Internal Revenue Code of 1986, as amended.

(e)   Committee means the Compensation Committee of the Board.

(f)    Company means Cubist Pharmaceuticals, Inc., a Delaware corporation.

(g)   Disability means, with respect to any Participating Employee, that an independent medical doctor (selected by the Company’s health or disability insurer) certifies that such Participating Employee has for four (4) months, consecutive or non-consecutive, in any twelve-month period been disabled in a manner which seriously interferes with the performance of his or her responsibilities for the Company or applicable Related Corporation.

(h)   Eligible Employee means a person who is eligible under the provisions of Section 7 to receive an Option as of a particular Offering Commencement Date.

(i)    Employer means, as to any particular Offering Period, the Company and any Related Corporation which is designated by the Board as a corporation whose Eligible Employees are to receive Options as of that Offering Period’s Offering Commencement Date.

(j)    Market Value means, as of a particular date, (i) if the Stock is listed on an exchange, the closing price of the Stock on such date on such exchange or, if no trades were reported on such date, the closing price on the most recent trading day preceding such date, and (ii) if the Stock is not quoted on an exchange, the price at which the Stock was purchased or sold in the most recent transaction in the Stock.

(k)   Membership Agreement means an agreement whereby a Participating Employee authorizes an Employer to withhold payroll deductions from his or her Base Compensation.

(l)    Offering Commencement Date means the first business day of an Offering Period on which Options are granted to Eligible Employees.

(m)  Offering Period means a semi-annual period, running from either January 1 to the next following June 30 or July 1 to the next following December 31, during which Options will be offered under the Plan pursuant to a determination by the Board.

(n)   Offering Termination Date means the last business day of an Offering Period, on which Options must, if ever, be exercised.

(o)   Option means an option to purchase shares of Stock granted under the Plan.

(p)   Option Shares means shares of Stock purchasable under an Option.

(q)   Participating Employee means an Eligible Employee to whom an Option is granted.

(r)    Plan means this Amended and Restated 1997 Employee Stock Purchase Plan of the Company, as amended from time to time.

(s)    Related Corporation means any corporation which is or during the term of the Plan becomes a parent corporation of the Company, as defined in Section 424(e) of the Code, or a subsidiary corporation of the Company, as defined in Section 424(f) of the Code.

(t)    Retires means termination of employment with the Company and all Related Corporations at or after attaining age 65.

(u)   Stock means the common stock, par value $0.001 per share, of the Company.

2.   Purpose of the Plan.   The Plan is intended to encourage ownership of Stock by employees of the Company and any Related Corporations and to provide an additional incentive for the employees to promote the success of the business of the Company and any Related Corporations. It is intended that the Plan shall be an “employee stock purchase plan” within the meaning of Section 423 of the Code.

3.   Term of the Plan.   The Plan shall become effective on December 1, 1997 (the “Effective Date”), subject to the approval by the stockholders of the Company on or prior to the first anniversary of the Effective Date. No Option shall be granted under the Plan after the date immediately preceding the twentieth anniversary of the Effective Date.

4.   Administration of the Plan.   The Plan shall be administered by the Board. The Board shall determine semi-annually, on or before either December 15 and June 15, whether to grant options under the Plan with respect to the Offering Period which would otherwise begin as of January 1 and July 1, respectively. The Board shall determine which (if any) Related Corporations shall be Employers as of each Offering Commencement Date. Either such determination may in the discretion of the Board apply to all subsequent Offering Periods until modified or revoked by the Board. The Board shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms of Options granted under the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. All determinations of the Board under the Plan shall be final and binding as to all persons having or claiming any interest in or arising out of the Plan. The Board may delegate all or any portion of its authority with respect to the Plan to the Committee, and thereafter, until such delegation is revoked by the Board, all powers under the Plan delegated to the Committee shall be exercised by the Committee.

5.   Termination and Amendment of Plan.   The Board may terminate or amend the Plan at any time; provided, however, that the Board may not, without approval by the holders of a majority of the outstanding shares of Stock, increase the maximum number of shares of Stock purchasable under the Plan or change the description of employees or classes of employees eligible to receive Options. Without limiting the generality of the foregoing but subject to the foregoing proviso, the Board may amend the Plan from time to time to increase or decrease the length of any future Offering Periods (e.g., to a nine month period) and to make all required conforming changes to the Plan. No termination of or amendment to the Plan may adversely affect the rights of a Participating Employee with respect to any Option held by the Participating Employee as of the date of such termination or amendment without his or her consent.

6.   Shares of Stock Subject to the Plan.   No more than an aggregate of 750,000 shares of Stock may be issued or delivered pursuant to the exercise of Options granted under the Plan, subject to adjustments made in accordance with Section 9.7. Shares to be delivered upon the exercise of Options may be either shares of Stock which are authorized but unissued or shares of Stock held by the Company in its treasury. If an Option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to the Option shall become available for other Options granted under the Plan. The Company shall, at all times during which Options are outstanding, reserve and keep available shares of Stock sufficient to satisfy such Options (or, if less, the maximum number still available for issuance under the foregoing limit), and shall pay all fees and expenses incurred by the Company in connection therewith. In the event of any capital change in the outstanding Stock as contemplated by Section 9.7, the number of shares of Stock reserved and kept available by the Company shall be appropriately adjusted.

7.   Persons Eligible to Receive Options.   Each employee of an Employer shall be granted an Option on each Offering Commencement Date on which such employee meets all of the following requirements:

(a)   The employee is customarily employed by an Employer for more than twenty hours per week and for more than five months per calendar year and, in the case of any Offering Period after the first Offering Period under the Plan, has been employed by one or more of the Employers for at least one week prior to the applicable Offering Commencement Date.

(b)   The employee will not, after grant of the Option, own Stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this paragraph (b), the rules of Section 424(d) of the Code shall apply in determining the Stock ownership of the employee, and Stock which the employee may purchase under outstanding options shall be treated as Stock owned by the employee.

(c)   Upon grant of the Option, the employee’s rights to purchase Stock under all employee stock purchase plans (as defined in Section 423(b) of the Code) of the Company and its Related Corporations will not accrue at a rate which exceeds $25,000 of fair market value of the Stock (determined as of the grant date) for each calendar year in which such option is outstanding at any time. The accrual of rights to purchase Stock shall be determined in accordance with Section 423(b)(8) of the Code.

8.   Offering Commencement Dates.   Options shall be granted on the first business day of each semi-annual period, running from either January 1 to the next following June 30 or July 1 to the next following December 31, which is designated by the Board as an Offering Period. Following designation by the Board of the initial Offering Period under the Plan, all succeeding semi-annual periods described above shall be deemed Offering Periods without need of further Board action unless and until contrary action shall have been taken by the Board prior to the beginning of what would otherwise be an Offering Period.

9.   Terms and Conditions of Options.

9.1   General.   All Options granted on a particular Offering Commencement Date shall comply with the terms and conditions set forth in Sections 9.2 through 9.11. Subject to Sections 7(c) and 9.9, each Option granted on a particular Offering Commencement Date shall entitle the Participating Employee to purchase that number of shares equal to the result of $25,000 (or such lesser amount as is selected by the Board, prior to the applicable Offering Commencement Date, and applied uniformly during such Offering Period) divided by the Market Value of one such share on the Offering Commencement Date and then rounded down, if necessary, to the nearest whole number.

9.2   Purchase Price.   The purchase price of Option Shares shall be 85% of the lesser of (a) the Market Value of the shares as of the Offering Commencement Date or (b) the Market Value of the shares as of the Offering Termination Date.

9.3   Restrictions on Transfer.

(a)   Options may not be transferred otherwise than by will or under the laws of descent and distribution. An Option may not be exercised by anyone other than the Participating Employee during the lifetime of the Participating Employee.

(b)   The Optionee shall agree in the Membership Agreement to notify the Company of any transfer of Option Shares within two years of the Offering Commencement Date for such Option Shares. The Company shall have the right to place a legend on all stock certificates representing Option Shares instructing the transfer agent to notify the Company of any transfer of such Option Shares. The Company shall also have the right to place a legend on all stock certificates representing Option Shares setting forth or referring to the restriction on transferability of such Option Shares.

9.4   Expiration.   Each Option shall expire at the close of business on the Offering Termination Date or on such earlier date as may result from the operation of Section 9.6.

9.5   Termination of Employment of Optionee.   If a Participating Employee ceases for any reason (other than death or Retirement) to be continuously employed by an Employer, whether due to voluntary severance, involuntary severance, transfer, or disaffiliation of a Related Corporation with the Company, his or her Option shall immediately expire, and the Participating Employee’s accumulated payroll deductions shall be returned to the Participating Employee. For purposes of this Section 9.5, a Participating Employee shall be deemed to be employed throughout any leave of absence for military service, illness or other bona fide purpose which does not exceed the longer of ninety days or the period during which the Participating Employee’s reemployment rights are guaranteed by statute (including without limitation the Veterans Reemployment Rights Act or similar statute relating to military service) or by contract. If the Participating Employee does not return to active employment prior to the termination of such period, his or her employment shall be deemed to have ended on the ninety-first day of such leave of absence (or such longer period guaranteed by statute or by contract as provided above).

9.6   Retirement or Death of Optionee.   If a Participating Employee Retires or dies, the Participating Employee or, in the case of death, his or her Beneficiary shall be entitled to withdraw the Participating Employee’s accumulated payroll deductions, or to purchase shares on the Offering Termination Date to the extent that the Participating Employee would be so entitled had he or she continued to be employed by an Employer. The number of shares purchasable shall be limited by the amount of the Participating Employee’s accumulated payroll deductions as of the date of his or her Retirement or death. Accumulated payroll deductions shall be applied by the Company toward the purchase of shares only if the Participating

Employee or, in the case of death, his or her Beneficiary submits to the Employer not later than the Offering Termination Date a written request that the deductions be so applied. Accumulated payroll deductions not withdrawn or applied to the purchase of shares shall be delivered by the Company to the Participating Employee or Beneficiary within a reasonable time after the Offering Termination Date.

9.7   Capital Changes Affecting the Stock.   In the event that, between the Offering Commencement Date and the Offering Termination Date with respect to an Option, a stock dividend is paid or becomes payable in respect of the Stock or there occurs a split-up or contraction in the number of shares of Stock, the number of shares for which the Option may thereafter be exercised and the price to be paid for each such share shall be proportionately adjusted. In the event that, after the Offering Commencement Date, there occurs a reclassification or change of outstanding shares of Stock or a consolidation or merger of the Company with or into another corporation or a sale or conveyance, substantially as a whole, of the property of the Company, the Participating Employee shall be entitled on the Offering Termination Date to receive shares of Stock or other securities equivalent in kind and value to the shares of Stock he or she would have held if he or she had exercised the Option in full immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and had continued to hold such shares (together with all other shares and securities thereafter issued in respect thereof) until the Offering Termination Date. In the event that there is to occur a recapitalization involving an increase in the par value of the Stock which would result in a par value exceeding the exercise price under an outstanding Option, the Company shall notify the Participating Employee of such proposed recapitalization immediately upon its being recommended by the Board to the Company’s shareholders, after which the Participating Employee shall have the right to exercise his or her Option prior to such recapitalization; if the Participating Employee fails to exercise the Option prior to recapitalization, the exercise price under the Option shall be appropriately adjusted. In the event that, after the Offering Commencement Date, there occurs a dissolution or liquidation of the Company, except pursuant to a transaction to which Section 424(a) of the Code applies, each Option shall terminate, but the Participating Employee shall have the right to exercise his or her Option prior to such dissolution or liquidation.

9.8   Payroll Deductions.   A Participating Employee may purchase shares under his or her Option during any particular Offering Period by completing and returning to the Company’s personnel department at least ten days prior to the beginning of such Offering Period a Membership Agreement indicating a percentage (which shall be a full integer between one and fifteen) of his or her Base Compensation which is to be withheld each pay period. Unless the Board decides otherwise prior to the commencement of an Offering Period, all Participating Employees shall be permitted, no more often than once per Offering Period, to change the percentage of Base Compensation withheld during an Offering Period by submitting an amended Membership Agreement to the Company’s personnel department indicating a different percentage of Base Compensation to be withheld. Any such amended Membership Agreement shall become effective at the time determined pursuant to rules adopted by the Board from time to time. In addition, no more than once per Offering Period, the Participating Employee may cancel his or her Agreement and withdraw all, but not less than all, of his or her accumulated payroll deductions by submitting a written request therefor to the Company’s personnel department no later than the close of business on the last business day of the Offering Period. The percentage of Base Compensation withheld may also be changed from one Offering Period to another.

9.9   Exercise of Options.   On the Offering Termination Date the Participating Employee may purchase the number of shares purchasable by his or her accumulated payroll deductions, or, if less, the maximum number of shares subject to the Option as provided in Section 9.1, provided that:

(a)   If the total number of shares which all Optionees elect to purchase, together with any shares already purchased under the Plan, exceeds the total number of shares which may be purchased under the Plan pursuant to Section 6, the number of shares which each Optionee is permitted to purchase shall be decreased pro rata based on the Participating Employee’s accumulated payroll deductions in relation to all accumulated payroll deductions otherwise to be applied to the purchase of shares as of that Offering Termination Date.

(b)   If the number of shares purchasable includes a fraction, such number shall be adjusted to the next smaller whole number and the purchase price shall be adjusted accordingly.

Accumulated payroll deductions not withdrawn prior to the Offering Termination Date shall be automatically applied by the Company toward the purchase of Option Shares or, to the extent in excess of the aggregate purchase price of the shares then purchasable by the Participating Employee, refunded to the Participating Employee, except that where such excess is less than the purchase price for a single share of Stock on the Offering Termination Date, such excess shall not be refunded but instead shall be carried over and applied to the purchase of shares in the first following Offering Period (subject to the possibility of withdrawal by the Participating Employee during such Offering Period in accordance with the terms of the Plan).

9.10   Delivery of Stock.   Except as provided below, within a reasonable time after the Offering Termination Date, the Company shall deliver or cause to be delivered to the Participating Employee a certificate or certificates for the number of shares purchased by the Participating Employee. A stock certificate representing the number of Shares purchased will be issued in the participant’s name only, or if his or her Membership Agreement so specifies, in the name of the employee and another person of legal age as joint tenants with rights of survivorship. If any law or applicable regulation of the Securities and Exchange Commission or other body having jurisdiction in the premises shall require that the Company or the Participating Employee take any action in connection with the shares being purchased under the Option, delivery of the certificate or certificates for such shares shall be postponed until the necessary action shall have been completed, which action shall be taken by the Company at its own expense, without unreasonable delay. The Optionee shall have no rights as a shareholder in respect of shares for which he or she has not received a certificate.

9.11   Return of Accumulated Payroll Deductions.   In the event that the Participating Employee or the Beneficiary is entitled to the return of accumulated payroll deductions, whether by reason of voluntary withdrawal, termination of employment, Retirement, death, or in the event that accumulated payroll deductions exceed the price of shares purchased, such amount shall be returned by the Company to the Participating Employee or the Beneficiary, as the case may be, not later than within a reasonable time following the Offering Termination Date applicable to the Option Period in which such deductions were taken. Accumulated payroll deductions held by the Company shall not bear interest nor shall the Company be obligated to segregate the same from any of its other assets.

Appendix C

AMENDED AND RESTATED 2002 DIRECTORS’ EQUITY INCENTIVE PLAN

CUBIST PHARMACEUTICALS, INC.

AMENDED AND RESTATED
2002 DIRECTORS’ EQUITY INCENTIVE PLAN

(Adopted by the Board of Directors on March 5, 2002, effective upon ratification and approval by the stockholders of the Company on June 13, 2002, and amended and restated upon ratification and approval by the stockholders of the Company on June 10, 2003. First Amendment effective upon approval by the Board of Directors on August 2, 2005. Amended and restated upon ratification and approval by the stockholders of the Company on June 8, 2006. Amended and restated again effective upon approval by the Board of Directors on March 8, 2007 and ratified and approved by the Stockholders of the Company on June 7, 2007.)

The options granted under this Amended and Restated 2002 Directors’ Equity Incentive Plan (the “Plan”) of Cubist Pharmaceuticals, Inc. (the “Company”) are not intended to be treated as “incentive stock options” within the meaning of Section 422 of the Code.

1.   Definitions.   As used in this Plan, the following terms shall have the following meanings:

1.1.   Accelerate, Accelerated, and Acceleration, means: (a) when used with respect to an Option, that as of the relevant time of reference such Option will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms; and (b) when used with respect to Restricted Stock, that the Risk of Forfeiture otherwise applicable to the Stock will expire with respect to some or all of the shares of Restricted Stock for which it was not then still otherwise subject to the Risk of Forfeiture.

1.2   Award means any grant or sale, pursuant to the Plan, of Options, Stock Grants or Restricted Stock.

1.3   Award Agreement means an Option Agreement or any other agreement between the Company and the recipient of an Award, setting forth the terms and conditions of the Award.

1.4.   Board means the Company’s Board of Directors.

1.5.   Change in Corporate Control means (1) the closing of (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Shares would be converted into cash, securities or other property, other than a merger or consolidation which the holders of Stock immediately prior to the merger or consolidation will have the same proportionate ownership of common stock of the surviving corporation immediately after the merger or consolidation as before the merger or consolidation, or (B) any sale, lease, exchange, or other transfer in a single transaction or a series of related transactions of all or substantially all of the assets of the Company, or (2) the date on which any “person” (as defined in Section 13(d) of the Exchange Act), other than the Company or a Subsidiary or employee benefit plan or trust maintained by the Company or any of its Subsidiaries shall become (together with its “affiliates” and “associates,” as defined in Rule 12b-2 under the Exchange Act) the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 100% of the Stock outstanding at the time, with the prior approval of the Board, or (3) a Hostile Change in Corporate Control.

1.6.   Code means the United States Internal Revenue Code of 1986, as amended.

1.7.   Company means Cubist Pharmaceuticals, Inc., a Delaware corporation.

1.8.   Compensation Committee means a committee comprised of two or more Outside Directors, appointed by the Board, and vested by the Board with the power and authority to administer the Plan in accordance with the provisions of Section 5.

1.9.   Exchange Act means the Securities Exchange Act of 1934, as amended.

1.10.   Eligible Director means a director of one or more of the Company and its Subsidiaries who is not also an employee or officer of one or more of the Company and its Subsidiaries.

1.11.   Fair Market Value means on any date (i) if the Stock is listed on an exchange, the closing price of the Stock on such date or, if no trades were reported on such date, the closing price on the most recent trading day preceding such date on which a trade occurred, and (ii) if the Stock is not traded on an exchange, the price at which the Stock was purchased or sold in the most recent transaction in the Stock.

1.12.   Grant Date means the date as of which an Option is granted.

1.13.   Holder means, with respect to any Award, (i) the Eligible Director to whom such Award shall have been granted under the Plan, or (ii) any transferee of such Award to whom such Award shall have been transferred in accordance with the provisions of Section 14.

1.14.   Hostile Change in Corporate Control means the date on which any “person” (as defined in Section 13(d) of the Exchange Act), other than the Company or a Subsidiary or employee benefit plan or trust maintained by the Company or any of its Subsidiaries shall become (together with its “affiliates” and “associates,” as defined in Rule 12b-2 under the Exchange Act) the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 25% of the Stock outstanding at the time, without the prior approval of the Board.

1.15.   Incentive Option means an “incentive stock option” within the meaning of Section 422 of the Code.

1.16.   Incumbent Directors means, in the case of a Hostile Change in Corporate Control, those individuals who were members of the Company’s Board of Directors immediately prior to such Hostile Change in Corporate Control.

1.17.   Option means an option granted under the Plan to purchase Shares.

1.18.   Option Agreement means an agreement between the Company and an Optionee, setting forth the terms and conditions of an Option.

1.19.   Option Price means the price paid by an Optionee for a Share upon exercise of an Option.

1.20.   Optionee means a person eligible to receive an Option, to whom an Option shall have been granted under the Plan.

1.21.   Outside Director shall mean a member of the Board who is not an officer, employee or consultant of the Company or any Subsidiary.

1.22.   Plan means this Amended and Restated 2002 Directors’ Equity Incentive Plan of the Company, as amended from time to time.

1.23.   Restricted Stock means Shares subject to a Risk of Forfeiture, rights to which are granted to an Eligible Director under the Plan.

1.24.   Restriction Period means the period of time, established by the Compensation Committee in connection with an Award of Restricted Stock, during which the shares of Restricted Stock are subject to a Risk of Forfeiture described in the applicable Award Agreement.

1.25.   Risk of Forfeiture means a limitation on the right of the Eligible Director to retain Restricted Stock, including a right of the Company to reacquire shares of Restricted Stock at less than their then Fair Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

1.26.   Securities Act means the United States Securities Act of 1933, as amended.

1.27.   Shares means shares of Stock.

1.28.   Stock means common stock, $.001 par value per share, of the Company.

1.29.   Stock Grant means an Award pursuant to Section 9A below of shares of Stock not subject to restrictions or other forfeiture conditions.

1.30.   Subsidiary means any corporation which qualifies as a subsidiary of the Company under the definition of “subsidiary corporation” in Section 424(f) of the Code.

2.   Purpose.   This Plan is intended to promote the recruiting and retention of highly qualified Eligible Directors, to strengthen commonality of interest between directors and stockholders by encouraging ownership of Stock by Eligible Directors, and to provide additional incentives for Eligible Directors to promote the success of the Company’s business. The Plan is not intended to be an incentive stock option plan within the meaning of Section 422 of the Code. None of the Options granted hereunder will be Incentive Options.

3.   Term of the Plan.   Awards may be granted hereunder at any time in the period commencing upon the effectiveness of the Plan pursuant to Section 20 and ending on June 30, 2012.

4.   Stock Subject to the Plan.   Subject to the provisions of Section 14 of the Plan, at no time shall the number of Shares issued pursuant to or subject to outstanding Awards granted under the Plan exceed 975,000 Shares. The shares of Stock to be issued under the Plan, will be made available, at the discretion of the Compensation Committee, from authorized but unissued Shares or Shares held by the Company in its treasury. If any Option expires, terminates or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited by the recipient or repurchased by the Company at less than its Fair Market Value, the Shares not purchased by the Optionee or which are forfeited by the recipient or repurchased shall again be available for Awards to be granted under the Plan.

5.   Administration.   The Plan shall be administered by the Compensation Committee. Subject to the provisions of the Plan, the Compensation Committee shall have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Compensation Committee’s determinations on the matters referred to in this Section 5 shall be final, binding and conclusive on all persons having or claiming an interest under the Plan or an Award made pursuant hereto. Notwithstanding anything expressed or implied in the Plan to the contrary, at any time and on any one or more occasions, the Board may itself exercise any of the powers and responsibilities assigned to the Compensation Committee under the Plan and when so acting shall have the benefit of all of the provisions of this Plan pertaining to the Compensation Committee’s exercise of its authorities hereunder.

6.   Eligibility.   Only Eligible Directors shall be granted Awards under the Plan.

7.   Options.

7.1.   Directors Elected For First Time.   Subject to the Plan’s effectiveness as set forth in Section 20, each Eligible Director who is elected to the Board during the term of the Plan (whether elected at an annual or special stockholders’ meeting or by action of the Board or written consent of stockholders without a meeting), and who prior to such election was never previously a member of the Board, shall be granted, on the date of such meeting or other appointment, an Option to purchase 10,000 Shares; provided, however, that if such Eligible Director is elected at such time to be Lead Director or Chairman of the Board (as such titles may be determined by the Board), then such Eligible Director shall be granted, on the date of such meeting or other appointment and in lieu of any such Option to purchase 10,000 Shares, an Option to purchase 15,000 Shares in the case of a Lead Director or 20,000 Shares in the case of the Chairman. Subject to Sections 10, 11 and 12, grants of Options under this Section 7.1 occur automatically without any action being required of the Optionee, the Compensation Committee, the Board, the Company or any other person, entity or body.

7.2.   Annual Grants.   Subject to the Plan’s effectiveness as set forth in Section 20, on the date of each annual meeting of stockholders of the Company commencing with the 2006 Annual Meeting of Stockholders of the Company, each Eligible Director who continues to be a director of the Company as of the close of business on the date of such annual meeting of stockholders shall be granted an Option on such business day, to purchase Shares in an amount set by resolution of the Board prior to such business day. Subject to Sections 10, 11 and 12, grants of Options under this Section 7.2 occur automatically without any action being required of the Optionee, the Compensation Committee, the Board, the Company or any other person, entity or body.

7.3.   Certain Terms of Options.   Each Option granted to an Optionee under this Section 7 shall have an exercise price equal to 100% of the Fair Market Value of the Stock on the applicable Grant Date. No Option granted pursuant to this Section 7 is intended to qualify as an Incentive Option. The grants shall be evidenced by Option Agreements containing provisions that are in all respects consistent with this Section 7. All of such Option Agreements shall contain identical terms and conditions, except as otherwise required or permitted by this Section 7.

7.4.   Option Period.   The option period for any Option granted pursuant to this Section 7 shall be ten years from the date of grant.

7.5.   Exercisability.   Each Option granted to an Eligible Director pursuant to Section 7.1 hereof (a “Section 7.1 Option”) shall become exercisable in twelve (12) equal quarterly installments, with the first installment becoming exercisable on the last day of the first full fiscal quarter following the Grant Date applicable to such Section 7.1 Option and an additional installment becoming exercisable on the last day of each of the eleven successive fiscal quarters following such first fiscal quarter; provided, however, that if the Optionee with respect to such Section 7.1 Option shall cease to be a director of the Company, then, notwithstanding anything in this Section 7.5 to the contrary and subject to Sections 7.6 and 12 hereof, such Section 7.1 Option shall thereafter be exercisable only with respect to those of such installments for which such Section 7.1 Option is exercisable, pursuant to this Section 7.5, at the time of such cessation. Each Option granted to an Eligible Director pursuant to Section 7.2 hereof (a “Section 7.2 Option”) shall be exercisable according to a schedule determined by the Board in its sole discretion (and not the Compensation Committee, notwithstanding the responsibilities assigned to the Compensation Committee pursuant to Section 5), provided, however, that if the Optionee with respect to such Section 7.2 Option shall cease to be a director of the Company, then, subject to Sections 7.6 and 12 hereof, such Section 7.2 Option shall thereafter be exercisable only with respect to those of such installments for which such Section 7.2 Option is exercisable, pursuant to this Section 7.5, at the time of such cessation.

7.6.   Certain Modifications of Options.   Notwithstanding anything in this Section 7 or any applicable Option Agreement to the contrary, in the case of an Option not otherwise immediately exercisable in full, the Compensation Committee may accelerate the exercisability of such Option in whole or in part at any time. In the event that the Compensation Committee accelerates the exercisability of any Option in whole or in part at any time, the Compensation Committee may require as a condition precedent to the effectiveness of any such acceleration that the holder of such Option shall enter into a written agreement with the Company providing, among other things, that the Shares subject to such Option shall, following their issuance upon exercise of such Option, be subject to a repurchase option in favor of the Company upon such terms as the Compensation Committee shall determine in its sole and absolute discretion.

8.   Exercise of Option.

(a)   An Option may be exercised only by giving written notice, in the manner provided in Section 19 hereof, specifying the number of Shares as to which the Option is being exercised, accompanied (except as otherwise provided in paragraphs (b) and (c) of this Section 8) by full payment for such Shares in the form of a check or bank draft payable to the order of the Company or other Shares with a current Fair Market Value equal to the Option Price of the Shares to be purchased. Receipt by the Company of such notice and payment shall constitute the exercise of the Option or a part thereof. Subject to the provisions of the Plan (including, without limitation, Sections 10, 11 and 12) or any applicable Option Agreement, within 30 days after receipt of such notice and payment, the Company shall deliver or cause to be delivered to the Holder a certificate or certificates for the number of Shares then being purchased by the Holder. Such Shares shall be fully paid and nonassessable.

(b)   In lieu of payment by check, bank draft or other Shares accompanying the written notice of exercise as described in paragraph (a) of this Section 8, a Holder may, unless prohibited by applicable law, elect to effect payment by including with the written notice referred to in paragraph (a) of this Section 8 irrevocable instructions to deliver for sale to a registered securities broker acceptable to the Company that number of Shares subject to the Option being exercised sufficient, after brokerage commissions, to cover the aggregate exercise price of such Option and, if the Holder further elects, the withholding obligations of the Optionee and/or such Holder pursuant to Section 12 with respect to such exercise, together with irrevocable instructions to such broker to sell such Shares and to remit directly to the Company such aggregate exercise price and, if the Holder has so elected, the amount of such withholding obligation. The Company shall not be required to deliver to such securities broker any stock certificate for such Shares until it has received from the broker such exercise price and, if the Holder has so elected, the amount of such withholding obligation.

(c)   No Holder shall be permitted to effect payment of any amount of the Option Price of the Shares to be purchased by executing and delivering to the Company a promissory note.

(d)   The right of the Holder to exercise an Option pursuant to any provision of this Section 8, and the obligation of the Company to issue Shares upon any exercise of an Option pursuant to this Section 8, is subject to compliance with all of the other provisions of the Plan (including, without limitation, Sections 10, 11 and 12) or any applicable Option Agreement.

9.   Restricted Stock.

9.1   Purchase Price.   Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Compensation Committee.

9.2   Issuance of Certificates.   Each Eligible Director receiving a Restricted Stock Award, subject to Section 9.3 below, shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Eligible Director, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of the Cubist Pharmaceuticals, Inc. Amended and Restated 2002 Directors’ Equity Incentive Plan and an Award Agreement entered into by the registered owner and Cubist Pharmaceuticals, Inc. Copies of such Plan and Agreement are on file in the offices of Cubist Pharmaceuticals, Inc.

9.3   Escrow of Shares.   The Compensation Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Eligible Director deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

9.4   Restrictions and Restriction Period.   During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or affiliate performance or otherwise as the Compensation Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Compensation Committee on such basis as it deems appropriate.

9.5   Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award.   Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Eligible Director shall have all of the rights of a stockholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock. The Compensation Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Compensation Committee so determines, reinvested in additional Restricted Stock to the extent Shares are available under Section 4.

9.6   Lapse of Restrictions.   If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Eligible Director promptly if not theretofore so delivered.

9A.   Stock Grants.   In recognition of contributions to the success of the Company, in lieu of compensation otherwise already due and in such other circumstances as the Compensation Committee deems appropriate, shares of Stock may be issued to Eligible Directors, either alone or in addition to other Awards granted under the Plan at such price, if any, as the Compensation Committee may determine. Stock Grant Awards shall be made without forfeiture conditions of any kind and otherwise pursuant to such terms and conditions as the Compensation Committee may determine.

10.   Restrictions on Issue of Shares.

(a)   Notwithstanding any other provision of the Plan, if, at any time, in the reasonable opinion of the Company the issuance of Shares covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such Shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation; and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

(1)   the Shares are at the time of the issue of such Shares effectively registered under the Securities Act; or

(2)   the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel or a no-action letter, each in form and substance reasonably satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such Shares or such beneficial interest, as the case may be, does not require registration under the Securities Act or any applicable state securities laws.

The Company shall make all reasonable efforts to bring about the occurrence of said events.

(b)   If the Company shall deem it necessary or desirable to register under the Securities Act or other applicable statutes any Shares covered by an Award, or to qualify any such Shares for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each Holder, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damage and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

(c)   All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Compensation Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Compensation Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

11.   Purchase for Investment.

(a)   Without limiting the generality of Section 10 hereof, if the Shares covered by an Award granted under the Plan have not been effectively registered under the Securities Act, the Company shall be under no obligation to issue any such Shares unless the Holder shall have made such written representations and covenants to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of ensuring that the issuance of such Shares will be exempt from the registration requirements of the Securities Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to written representations that the Holder is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such Shares.

(b)   Each Share to be issued pursuant to an Award granted pursuant to this Plan may bear a reference to the investment representation made in accordance with this Section 11 and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such Shares of Stock.

12.   Withholding; Notice of Disposition of Stock Prior to Expiration of Specified Holding Period.

(a)   Whenever Shares are to be issued in satisfaction of an Award granted hereunder, the Company shall have the right to require the Award recipient and/or any subsequent Holder to remit to the Company an amount sufficient to satisfy federal, state, local, employment or other tax withholding requirements if, when and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such Shares. The obligations of the Company under the Plan shall be conditional on such payment and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award.

(b)   The Compensation Committee may, at or after grant, permit an Award recipient and/or subsequent Holder to satisfy any tax withholding requirements pertaining to the exercise of an Option or the receipt of shares of Restricted Stock by delivery to the Company of Shares (including, without limitation, Shares obtained pursuant to the Award that is creating the tax obligation) having a value equal to the amount to be withheld. The value of Shares to be so delivered shall be based on the Compensation Committee’s determination of the Fair Market Value of a Share on the date the amount of tax to be withheld is to be determined.

13.   Termination of Association with the Company.

(a)   If an Optionee ceases to be a director of the Company, and if applicable, its Subsidiaries, for any reason other than death of such Optionee, any Option held by such Optionee and/or any subsequent Holder may be exercised by such Optionee and/or such subsequent Holder at any time within 90 days after the termination of such relationship, but only to the extent exercisable at termination and in no event after the applicable option period. If an Optionee dies, any Option held by such Optionee and/or any subsequent Holder may be exercised by such Optionee, such subsequent Holder and/or the executor or administrator of such Optionee or such subsequent Holder at any time within the shorter of the applicable option period or 12 months after the date of the Optionee’s death, but only to the extent exercisable at the time of such Optionee’s death. Options which are not exercisable at the time of termination between the

Company and the Optionee or which are so exercisable but are not exercised within the time periods described above shall terminate.

(b)   If an Eligible Director ceases to be a director of the Company, and if applicable, its Subsidiaries, for any reason other than death of such Eligible Director, any Awards of Restricted Stock held by such Eligible Director at such time shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement.

(c)   Notwithstanding anything to the contrary in this Section 13, in the event that (i) the applicable Award Agreement with respect to an Award shall contain specific provisions governing the effect that any termination of association with the Company shall have on the Award, or (ii) the Board shall at any time adopt specific provisions governing the effect that any such termination shall have on the Award, then such provisions shall, to the extent that they are inconsistent with the provisions of this Section 13, control and be deemed to supersede the provisions of this Section 13.

14.   Transferability of Awards.   Awards shall not be transferable; provided, however, that Awards shall be transferable by will or the laws of descent and distribution; and provided, further, that Awards may be transferred to a third party if and to the extent authorized and permitted by the Compensation Committee at the time of grant of such Awards or at any time thereafter. In granting its authorization and permission to any proposed transfer of an Award to a third party, the Compensation Committee may impose conditions or requirements that must be satisfied by the transferor or the third party transferee prior to or in connection with such transfer, including, without limitation, any conditions or requirements that may be necessary or desirable, in the sole and absolute discretion of the Compensation Committee, to ensure that such proposed transfer complies with applicable securities laws or to prevent the Company, such transferor or such third party transferee from violating or otherwise not be in compliance with applicable securities laws as a result of such transfer. The Compensation Committee may at any time and from time to time delegate to one or more officers of the Company the authority to permit transfers of Awards to third parties pursuant to this Section 14, which authorization shall be exercised by such officer or officers in accordance with guidelines established by the Compensation Committee at any time and from time to time. The restrictions on transferability set forth in this Section 14 shall in no way preclude any Holder from effecting “cashless” exercises of an Option pursuant to, and in accordance with, Section 8(b) hereof.

15.   Adjustment Provisions.

15.1   Adjustment for Corporate Actions.   All of the share numbers set forth in the Plan reflect the capital structure of the Company as of March 8, 2007. If subsequent to such date the outstanding shares of Common Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities or property (including cash), or if subsequent to such date additional shares or new or different shares or other securities or property (including cash) are distributed with respect to or in exchange for shares of Common Stock or other securities upon the merger, consolidation, sale of all or substantially all the property or assets of the Company, sale of all of the outstanding Common Stock of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to shares of Common Stock, or other securities (each of the foregoing events an “Adjustment Event”), an appropriate and proportionate adjustment will be made in (i) the maximum number and kind of shares or other securities subject to the provisions of Section 4, (ii) the numbers and kinds of shares or other securities or property (including cash) subject to the then outstanding Awards,

(iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options (without change in the aggregate purchase price as to which such Options remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right. Without limiting the generality of the foregoing provisions of this Section 15.1, upon the occurrence of an Adjustment Event, Holders of Options outstanding immediately prior to such Adjustment Event shall upon exercise of such Options at any time following such Adjustment Event be entitled to receive the shares of stock, other securities or property (including cash) that such Holders would have received as a result of such Adjustment Event if such Holders had exercised such Options immediately prior to such Adjustment Event. The provisions of this Section 15.1 (including, without limitation, the immediately preceding sentence) shall apply successively with respect to multiple Adjustment Events that occur over time.

15.2   Change in Corporate Control.   Subject to any provisions of then outstanding Awards granting greater rights to the holders thereof, in the event of a Change in Corporate Control any then outstanding Awards shall Accelerate. For the purposes of the preceding sentence, (i) in the case of a Change in Corporate Control that is not a Hostile Change in Corporate Control, the Board (and not the Compensation Committee, notwithstanding the responsibilities assigned to the Compensation Committee pursuant to Section 5) shall have the discretion to exclude any such Change in Corporate Control from the application of the provisions of the immediately preceding sentence, and (ii) in the case of a Hostile Change in Corporate Control, a majority of the Incumbent Directors prior to such Hostile Change in Corporate Control shall have the discretion to exclude any such Change in Corporate Control from the application of the provisions of the immediately preceding sentence. To the extent Awards are not assumed, substituted or replaced upon a Change in Corporate Control that is not a Hostile Change in Corporate Control, the Board (and not the Compensation Committee, notwithstanding the responsibilities assigned to the Compensation Committee pursuant to Section 5) shall have the discretion to (a) terminate any outstanding Options to the extent not exercised prior to or simultaneously with such Change in Corporate Control and (b) cause any shares of Restricted Stock still subject to a Risk of Forfeiture immediately prior to such Change in Corporate Control to be forfeited or repurchased by the Company in accordance with the terms specified in the applicable Award Agreement. Upon a Change in Corporate Control, each outstanding Award will be appropriately adjusted simultaneously with such Change in Corporate Control in accordance with Section 15.1.

15.3   Dissolution or Liquidation.   Upon dissolution or liquidation of the Company each outstanding Option shall terminate, but the Optionee (if at the time in the employ of or otherwise associated with the Company or any of its Subsidiaries) shall have the right, immediately prior to such dissolution or liquidation, to exercise the Option to the extent exercisable on the date of such dissolution or liquidation.

15.4   Related Matters.   Any adjustment in Awards made pursuant to this Section 15 shall be determined and made, if at all, by the Compensation Committee and shall include any correlative modification of terms, including of Option Prices, rates of vesting or exercisability, Risks of Forfeiture, applicable repurchase prices for Restricted Stock and other financial objectives which the Compensation Committee may deem necessary or appropriate so as to ensure the rights of the Holders are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 15. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares.

16.   Reservation of Stock.   The Company shall at all times during the term of the Plan and, without duplication, of any outstanding Awards reserve or otherwise keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan (if not then terminated) and such outstanding Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

17.   Limitation of Rights in Stock; No Special Employment or Other Rights.   A Holder shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Shares covered by an Award, unless and until a certificate shall have been issued therefor and delivered to the Holder or his agent. Any Stock issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation, and the By-laws of the Company, if any. Nothing contained in the Plan or in any Award Agreement shall confer upon any Eligible Director any right with respect to the continuation of his or her retention as a director to the Company (or any Subsidiary), or interfere in any way with the right of the Company (or any Subsidiary), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such directorship or to increase or decrease the compensation of the Eligible Director from the rate in existence at the time of the grant of an Award.

18.   Termination and Amendment of the Plan.   The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. Any termination of the Plan shall not affect the terms of any Award outstanding on the date of such termination. Unless the Board otherwise expressly provides and except to the extent otherwise provided in the next sentence, amendments of the Plan shall apply to all Awards outstanding on the date of such amendments to the same extent as if such amendments had been in effect at the time that each of such outstanding Awards were granted. Notwithstanding the foregoing, no amendment of the Plan may, without the consent of any recipient of an Award outstanding on the date of such amendment, (i) reduce the number of shares of Stock subject to such Award, (ii) increase the Option Price of such Award, or (iii) change the vesting schedule of such Award in a manner that adversely affects the rights of the recipient thereof. The Compensation Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan, and provided, further, that no such amendment of such Award may, without the consent of the Holder thereof, (x) reduce the number of shares of Stock subject to such Award, (y) increase the Option Price, or (z) change the vesting schedule of such Award in a manner that adversely affects the rights of the recipient under such Award. Notwithstanding the foregoing, no repricing of outstanding Awards shall be permitted under the Plan without first receiving approval from the holders of Stock representing not less than a majority of the then outstanding Shares.

19.   Notices and Other Communications.   All notices and other communications required or permitted under the Plan shall be effective if in writing and if delivered or sent by certified or registered mail, return receipt requested (a) if to the Holder, at his or her residence address last filed with the Company, and (b) if to the Company, at 65 Hayden Avenue, Lexington, Massachusetts 02421, Attention: General Counsel or to such other persons or addresses as the Holder or the Company may specify by a written notice to the other from time to time. Copies of all notices sent to any Holder that is not the Award recipient shall also be sent to the Award recipient in the manner set forth in this Section 19.

20.   Effectiveness.   This Plan was originally entitled the “2002 Directors’ Stock Option Plan” and was first approved by the Board on March 5, 2002. The Plan was first ratified and approved by the stockholders of the Company on June 13, 2002. The Plan, as previously amended and restated, was ratified and approved by the stockholders on June 10, 2003 and on June 10, 2004. The First Amendment to the Plan was approved by the Board on August 2, 2005. A further amendment and restatement of the Plan, which included the renaming of the Plan as the “Amended and Restated Directors’ Equity Incentive Plan” was ratified and approved by the stockholders of the Company on June 8, 2006. A further amendment and restatement of the Plan as reflected hereby was approved by the Board on March 8, 2007, and was ratified and approved by the stockholders of the Company on June 7, 2007.

000004		000000000.000000 ext 000000000.000000 ext
MR A SAMPLE		000000000.000000 ext 000000000.000000 ext
DESIGNATION (IF ANY)		000000000.000000 ext 000000000.000000 ext
ADD 1		Electronic Voting Instructions
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ADD 5 ADD 6		Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
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Annual Meeting Proxy Card                     123456                                  C0123456789                              12345

A  Proposals—The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, 4 and 5

1. Election of Class II Directors:	For	With- hold		For	With- hold		For	With- hold
01- Michael W. Bonney	☐	☐	02 - Walter R. Maupay, Jr.	☐	☐	03 - Sylvie Grégoire	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	A proposal to amend our Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 150,000,000 shares.	☐	☐	☐	3.	A proposal to amend our Amended and Restated 1997 Employee Stock Purchase Plan to extend the plan for an additional ten years and increase the number of shares issuable under the plan by 250,000.	☐	☐	☐
4.	A proposal to amend our Amended and Restated 2002 Directors’ Equity Incentive Plan to allow for the issuance of stock awards and to increase the number of shares issuable under the plan by 300,000.	☐	☐	☐	5.	A proposal to ratify the selection of PricewaterhouseCoopers LLP as our independent auditor for the fiscal year ending December 31, 2007.	☐	☐	☐

B  Non-Voting Items

Change of Address—Please print new address below.	Comments—Please print your comments below.

C  Authorized Signatures—This section must be completed for your vote to be counted—Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of 2007 Annual Meeting of Stockholders and related Proxy Statement.

Date (mm/dd/yyyy)—Please print date below.	Signature 1—Please keep signature within the box.	Signature 2—Please keep signature within the box.
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IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORMATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

CUBIST PHARMACEUTICALS, INC.

Proxy—Cubist Pharmaceuticals, Inc.

Proxy Solicited by Board of Directors for the 2007 Annual Meeting of Stockholders on June 7, 2007

The undersigned hereby appoints David W.J. McGirr and Christopher D.T. Guiffre and each of them proxies, each with power of substitution, to vote at the 2007 Annual Meeting of Stockholders of CUBIST PHARMACEUTICALS, INC. to be held on June 7, 2007 (including any adjournments or postponements thereof), with all the powers the undersigned would possess if personally present, as specified on the ballot on the reverse side on the matters listed on the reverse side and, in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to the shares covered hereby.

This proxy when properly executed will be voted in the manner directed herein by the stockholder. If no contrary specification is made, this proxy will be voted for the election of nominees of the board of directors and upon such other business as may properly come before the meeting in the appointed proxies’ discretion.

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU DO ATTEND.